General Signal Corporation

                      U.S. $300,000,000
              Medium-Term Senior Notes, Series A
           Medium-Term Subordinated Notes, Series A
                 Due Not Less Than Nine Months
                      From Date of Issue

                    Distribution Agreement


                                                  April 30, 1996
                                             New York, New York

Ladies and Gentlemen:

          General Signal Corporation, a New York corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of up to $300,000,000 aggregate principal amount of its Medium-Term Senior Notes, Series A and Medium-Term Subordinated Notes, Series A (collec-tively, the "Notes"), each due not less than nine months from date of issue. The Notes may be issued either on parity with (the "Senior Notes") or as subordinated to (the "Subordinated Notes") other unsecured and unsubordinated indebtedness of the Company, in each case as set forth in a pricing supplement (a "Pricing Supplement"). Unless otherwise specifically provided for and set forth in a Pricing Supplement, the Notes will be issued in minimum denominations of $1,000 and integral multi-ples of $1,000, or the equivalent thereof in a specified cur-rency of a country other than the United States or in a com-posite currency and in any greater denomination that is an integral multiple of $1,000 of such specified currency or com-posite currency. References herein to "$" shall be to United States dollars, and references herein to amounts in United States dollars shall be deemed to refer to the equivalent amount of currencies of countries other than the United States or composite currencies to the extent applicable. The Notes will be issued only in fully registered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Senior Notes will be issued, and the terms thereof established, in accordance with an Indenture (the "Senior Indenture"), dated as of April 15, 1996, between the Company and Chemical Bank as trustee (the "Senior Trustee") and the Subordinated Notes will be issued, and the terms thereof established, in accordance with an Inden-ture (the "Subordinated Indenture" and, together with the Senior Indenture, the "Indenture"), dated as of April 15, 1996,



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                                    -2-



between the Company and The Chase Manhattan Bank, N.A. as trus-tee (the "Subordinated Trustee" and, together with the Senior Trustee, the "Trustee"), and the Medium-Term Notes Administra-tive Procedures attached hereto as Exhibit A (the "Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and each Agent (as defined) after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to each agent appointed by the Company and named in a Pricing Supplement who acts solely in the capacity as an agent for the Company pursuant to Section 2(a) and not as principal (all such Agents are hereinafter collectively referred to as the "Agents"), the term "Purchaser" shall refer to any Agent acting solely as principal pursuant to
Section 2(b) and not as agent, and the term "you" shall refer to you, as agent of the Company, whether at any time you are acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, you are act-ing individually and not jointly with any other Agent.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (i) hereof.

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File No. 33-33929), including a basic prospec-tus with respect to $300,000,000 aggregate proceeds from the sale of the Company's senior and subordinated debt securities, preferred stock, common stock and warrants to purchase any of the foregoing securities (the "Securi-ties"), which (i) has been prepared by the Company in con-formity with the requirements of the Act and the rules and regulations (the "Act Rules and Regulations") of the Com-mission thereunder and (ii) has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the regis-tration statement was so prepared and filed with the Com-mission and any such amendment has become effective. No stop order suspending the effectiveness of the Registra-tion Statement or any amendment is in effect, and no



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                                    -3-



      proceedings for such purpose are pending before or threat-ened by the Commission. The Securities include the Notes being offered pursuant to this Agreement. The registra-tion statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or
      (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relat-ing to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act Pricing Supplements specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

            (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of each date on which the Company accepts an offer to purchase Notes, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) each doc-ument, if any, filed or to be filed pursuant to the Secu-rities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the rules and regula-tions thereunder (the "Exchange Act Rules and Regulations" and, together with the Act Rules and Regulations, the "Rules and Regulations"); (ii) the Registration Statement, as amended as of any such time, the Prospectus, as supple-mented as of any such time, and the Indentures complied and will comply, in all material respects, with the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the Exchange Act and the Exchange Act Rules and Regulations; (iii) the Reg-istration Statement, as amended as of any such time, did not and will not include an untrue statement of a material fact nor did it omit nor will it omit to state any mate-rial fact required to be stated therein or necessary in order to make the statements therein not misleading; and
      (iv) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circum-stances under which they were made, not misleading; pro-vided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligi-bility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (c) As of the time any Notes are issued and sold hereunder, the relevant Indenture will constitute a legal, valid and binding instrument enforceable against the Com-pany in accordance with its terms and such Notes will have been duly authorized, executed and authenticated in accor-dance with the provisions of the relevant Indenture and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company and will be entitled to the benefits of the relevant Indenture.

            (d) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at any Closing Date, the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

            (e) The execution, delivery and performance of this Agreement, the Indentures, the Notes and any applicable Terms Agreement, and compliance by the Company with all the provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, (i) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states), (ii) will not conflict with or constitute a breach of the terms or provisions of the charter or by-laws of the Company, (iii) will not constitute a mate-rial breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's subsidiaries or any agreement, indenture or other instrument to which the Company or any of its sub-sidiaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound and which is material to the Company and its subsidiaries, taken as a whole, or (iv) will not violate or conflict in any material respect with any laws, administrative regula-tions or rulings or court decrees applicable to the Com-pany, any of its subsidiaries or their respective properties.

            (f) This Agreement has been duly authorized, exe-cuted and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) the availabil-ity of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution hereunder may be limited by applicable law.

            (g) Each of the Indentures has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accor-dance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or simi-lar laws affecting creditors' rights generally and
      (ii) rights of acceleration and the availability of equi-table remedies may be limited by equitable principles of general applicability.

            (h) The Notes will conform in all material respects as to legal matters to the descriptions thereof in the Prospectus.

            (i) The terms which follow, when used in this Agree-ment, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is exe-cuted and delivered by the parties hereto. "Basic Pro-spectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and, if the context so requires, the applicable Pricing Supplement. "Registration Statement" shall mean the reg-istration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorpo-rated therein by reference.

            2. Appointment of Agents; Solicitation by the Agents of Offers To Purchase; Sales of Notes to a Purchaser.
(a) Subject to the terms and conditions set forth herein, the Company hereby authorizes you to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

            On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, you agree, as agent of the Company, to use your reasonable best efforts to solicit offers to purchase the Notes from the Com-pany upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to you pursuant to a Terms Agreement), you are acting solely as agent of the Com-pany and do not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. You shall use your reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by you and accepted by the Company, but you shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in
Section 2(b), under no circumstances will you be obligated to purchase any Notes for your own account. It is understood and agreed, however, that you may purchase Notes as principal pur-suant to Section 2(b).

            The Company reserves the right, in its sole discre-tion, to instruct you, or any other Agent, if any, to suspend at any time, for any period of time or permanently, the solici-tation of offers to purchase Notes. Upon receipt of instruc-tions from the Company, any Agent will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised such Agents that such solicitation may be resumed.

            The Company agrees to pay you a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by you or an offer to pur-chase received by you, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. The Company and any Agent may agree on a different commission applicable to any particular sale of Notes but if the Company requests that more than one Agent solicit offers to purchase Notes of comparable terms at the same time, the commission payable in respect of such sales shall be as provided in Schedule I. Such commission shall be payable as specified in the Procedures.

            Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by you as agent for the Company at such time and in such amounts as you deem advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent and no commission shall be payable to any Agent with respect to any sale made by the Company other than through an Agent.

            You shall communicate to the Company, orally or in writing, each offer to purchase Notes received by you as agent that in your judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. You shall have the right to reject any offer to purchase Notes that you consider to be unacceptable, and any such rejection shall not be deemed a breach of your agreements contained herein.

            If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted as a result of your solicitation, the Company shall indemnify and hold you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

            (b) Subject to the terms and conditions stated herein, whenever the Company and you determine that the Company shall sell Notes directly to you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agree-ment". Each Terms Agreement shall describe, among other things, the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent pub-lic accountants as described in Section 6(b)(iv). Any such Terms Agreement may also specify the period of time referred to in Section 4(n). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and condi-tions herein set forth.

            Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

            Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Pur-chaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

            3. Offering and Sale of Notes. Both you and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Proce-dures, as amended from time to time. The Administrative Proce-dures may be amended only by written agreement of the Company and each Agent after notice to, and with the approval of, the Trustee.

            4.    Agreements.  The Company agrees with you that:

            (a) Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offer-ing of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a sup-plement relating to an offering of Securities other than the Notes) unless the Company has furnished each Agent a copy for its review prior to filing and given each Agent a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sen-tence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise you
      (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offer-ing of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Regis-tration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Com-pany will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible its lifting.

            (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act (including in connection with the distribution of any Notes acquired from the Company by you as principal), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a mate-rial fact or omit to state any material fact necessary to make the statements therein, in the light of the circum-stances under which they were made, not misleading, or if it shall be necessary at any time to amend the Registra-tion Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or, as applicable, the Rules and Regulations, the Company promptly will, at its expense, (i) notify you, as well as each other Agent, if any, to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each Agent shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supple-ment which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement, and any docu-ments, certificates and opinions furnished to you pursuant to paragraphs (g), (j), (k) and (l) of this Section 4 in connection with the preparation or filing of such amend-ment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or sup-plement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume the solicitation of offers to purchase Notes hereunder.

            (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a),

      13(c), 14 or 15(d) of the Exchange Act and will furnish to you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pur-suant to the Exchange Act, the Company will furnish to you the information contained or to be contained in such announcement. The Company also will furnish to you copies of all press releases or announcements furnished to news or wire services and any other material press releases and announcements. While any prospectus is required to be delivered the Company will immediately notify you of any downgrading or any review of a possible change in the rat-ing accorded any of the Company's securities by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), as soon as the Company learns of any such down-grading or notice.

            (d) As soon as practicable after the date of each Terms Agreement and each "effective date" (as defined in Rule 158 under the Act) of the Registration Statement with respect to each sale of Notes, the Company will make gen-erally available to its security holders an earnings statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (e) The Company will furnish to each Agent, without charge, a copy of the Registration Statement, including exhibits and all amendments thereto, any related prelimi-nary prospectus, and any related preliminary prospectus supplement, and, so long as delivery of a prospectus may be required by the Act, the Prospectus and all supplements thereto (other than Pricing Supplements relating to sales of Notes not solicited or purchased by you), in each case as soon as available and in such quantities as each Agent may reasonably request.

            (f) The Company will arrange for the qualification of the Notes for sale and the determination of their eli-gibility for investment under the laws of such jurisdic-tions as each Agent may reasonably request and, will con-tinue such qualifications in effect so long as required for the distribution of the Notes; provided that the Com-pany shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to file a general consent to service of process in any jurisdiction.

            (g) The Company shall furnish to you such informa-tion, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Reg-istration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

            (h) The Company will, whether or not any sale of Notes is consummated, pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration State-ment (including financial statements and exhibits), the Prospectus and all amendments and supplements to any of them prior to or during the period specified in para-graph (e) above, (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e) above, (iii) the preparation, issuance and delivery of the Notes, (iv) the fees and disbursements of the Company's counsel and accountants and of the Trustees and their counsel, (v) the printing and delivery of this Agreement, any Preliminary and Supplemental Blue Sky Memoranda and all other agree-ments, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Notes, (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of special counsel for the Agents relat-ing to such registration or qualification and memoranda relating thereto), (vii) filings and clearance with the National Association of Securities Dealers, Inc. in con-nection with the offering of the Notes, (viii) any fees charged by rating agencies for the rating of the Notes,
      (ix) the reasonable fees and disbursements of Davis Polk & Wardwell, your counsel, incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, (x) if provided in any applicable Terms Agreement, the listing of the Notes on the New York Stock Exchange, (xi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Notes by the Agents or by dealers to whom the Notes may be sold[, and (xii) any out-of-pocket expenses incurred by you, provided that any advertising expenses incurred by you shall have been approved by the Company.

            (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such accep-tance, as though made at and as of such time, and a cove-nant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representa-tions and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securi-ties to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities reg-istered pursuant to the Registration Statement. The Com-pany will inform you promptly upon your request of the aggregate amount of Securities registered under the Regis-tration Statement which remain unsold.

            (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Secu-rities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to you a cer-tificate of the Company, signed by the Chairman of the Board, an Executive Vice President, a Senior Vice Presi-dent, a Vice President or the Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reason-ably satisfactory to you, of the same tenor as the cer-tificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

            (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes or (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other terms of any Notes sold pursuant hereto), the Company shall furnish or cause to be furnished promptly to you a written opinion of each of counsel of the Company and of outside counsel to the Company, currently dated, in form and substance satisfactory to you, of the same tenor as each of the opinions referred to in Sections 5(b)(x) and 5(b)(y), respectively, but modified to relate to the Reg-istration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

            (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incor-porate amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish to you a letter, currently dated, in form reasonably satisfactory to you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemen-tal financial information included or incorporated by reference in the Registration Statement and the Pro-spectus, as amended or supplemented to the date of such letter.

            (m) The obligation of the Company to comply with the provisions of Sections 4(j), 4(k) and 4(l) shall be sus-pended during such time as solicitations of offers to pur-chase the Notes shall have been suspended by the Company pursuant to Section 2(a); provided, however, that if the Company notifies you that you may resume solicitations, the Company shall furnish to you the certificates, opin-ions and letters that would have been required to be fur-nished but for such suspension of solicitations.

            (n) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being pur-chased pursuant to such Terms Agreement.

            5. Conditions to Your Obligations as Agent. Your obligations as Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, at the time of such solicitation of offers to purchase the Notes and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospec-tus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Reg-istration Statement shall have been issued and no proceed-ings for that purpose shall have been instituted or threatened.

            (b) (x) The Company shall have furnished to you the opinion of the General Counsel of the Company, dated the Execution Time, to the effect that:

                  (i) the Company and each of its subsidiaries has been duly incorporated, is duly qualified and is in good standing as a foreign corporation and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                 (ii) the Company and each of its subsidiaries have all necessary consents, authorizations, approv-als, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental author-ities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their businesses in the manner described in the Pro-spectus, as amended or supplemented, except to the extent that the failure to so obtain, make or file would not have a material adverse effect on the Com-pany and its subsidiaries, taken as a whole;

                (iii) the execution, delivery and performance of this Agreement, the Indentures and the Notes and com-pliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (a) to such counsel's knowledge, will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may by required under the secu-rities or Blue Sky laws of the various states),
            (b) will not conflict with or constitute a breach of any of the terms or provisions of the charter or by-laws of the Company, (c) to such counsel's knowl-edge, will not constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsid-iaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound and which is material to the Company and its subsidiaries, taken as a whole, or (d) to such counsel's knowledge, will not violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any or its subsidiaries or their respective properties;

                 (iv) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Reg-istration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required; and

                  (v) to the knowledge of such counsel, (a) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration State-ment and the Prospectus (except for financial state-ments, related schedules and statistical information of a financial nature contained or incorporated therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (b) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements, related schedules and statistical information of a financial nature as to which no opinion need be expressed) comply as to form in all material respects with the Act, the Trust Indenture Act and the applicable rules and regula-tions of the Commission thereunder.

            Such counsel shall additionally state that such coun-sel has participated in conferences, in person or by tele-phone, with officers and other representatives of the Com-pany, representatives of the independent public accoun-tants for the Company and your representatives and special counsel for the Agents, at which the contents of the Reg-istration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other rep-resentatives of the Company), no facts have come to the attention of such counsel which would lead such counsel to believe that at the time the Registration Statement became effective either the Registration Statement or any amend-ment thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or that the Prospectus, as amended or supple-mented at the date of the opinion, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or financial or statistical data contained or incorporated therein).

      References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

            (y) You shall have received an opinion, dated the Execution Time, of counsel for the Company, to the effect that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being con-ducted and to own its properties;

                 (ii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforce-ability hereof may be limited by bankruptcy, insol-vency or similar laws affecting creditors' rights generally, (b) the availability of equitable remedies may be limited by equitable principles of general applicability and (c) rights to indemnity and contri-bution hereunder may be limited by applicable law;

                (iii) the Indentures have been duly qualified under the Trust Indenture Act, and have been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and deliv-ery by the relevant Trustee) are valid and binding agreements of the Company, enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                 (iv) the Notes have been duly authorized and established in conformity with the provisions of the relevant Indenture and, if the Notes had been exe-cuted by the Company and authenticated by the rele-vant Trustee or its duly appointed agent in accor-dance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, the Notes would be entitled to the benefits of such Indenture and would be valid and binding obligations of the Com-pany, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (v) the Company's authorized capitalization is as set forth in the Prospectus;

                 (vi)  the Registration Statement has become
            effective under the Act, and, to the knowledge of such counsel, no stop order suspending its effective-ness has been issued and no proceedings for that pur-pose are pending before or threatened by the Commission;

                (vii) the execution, delivery, and performance of this Agreement and the Indentures and the issuance and sale of the Notes and compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (a) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states), (b) will not conflict with or constitute a breach of any of the terms or provisions of the char-ter or by-laws of the Company, (c) to such counsel's knowledge, will not conflict in any material respect with or constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's sub-sidiaries or any agreement, indenture or other instrument to which the Company or any of its subsid-iaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound, and which is material to the Company and its subsidiaries, taken as a whole, or (d) to such coun-sel's knowledge, will not violate or conflict in any material respect with any laws, administrative regu-lations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respec-tive properties (other than Blue Sky or state securi-ties laws as to which such counsel need express no opinion);

               (viii) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                 (ix)  each document filed pursuant to the
            Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements, related schedules and statisti-cal information of a financial nature contained or incorporated therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable Rules and Regulations thereunder and the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements, related schedules and statisti-cal information of a financial nature as to which no opinion need be expressed) comply as to form in all material respects with the Act, the Trust Indenture Act and the applicable rules and regulations there-under;

                  (x) the statements under the captions "Descrip-tion of Debt Securities," "Description of Capital Stock" and "Description of Securities Warrants" in the Prospectus, and under "Description of Notes" in the Prospectus Supplement, as amended or supple-mented, insofar as such statements constitute a sum-mary of legal matters or documents, fairly present the information called for with respect to such legal matters and documents; and

                 (xi) the statements in the Prospectus Supplement under the caption "United States Taxation" fairly and accurately summarize the material United States fed-eral income tax consequences of the ownership and disposition of the Notes.

            Such counsel shall additionally state that such coun-sel has participated in conferences, in person or by tele-phone, with officers and other representatives of the Com-pany, representatives of the independent public accoun-tants for the Company and your representatives and special counsel for the Agents, at which the contents of the Reg-istration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other rep-resentatives of the Company), no facts have come to the attention of such counsel which would lead such counsel to believe that at the time the Registration Statement became effective either the Registration Statement or any amend-ment thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or that the Prospectus, as amended or supple-mented at the date of the opinion, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no statement need be made as to the financial statements or financial or statistical data contained or incorporated therein).

            The opinions described in this paragraph 5(b) shall be rendered to you at the request of the Company and shall so state therein.

            (c) You shall have received from Davis Polk & Wardwell or other counsel for the Agents, such opinion or opinions, dated the Execution Time, with respect to the issuance and sale of the Notes, the Indenture, the Regis-tration Statement, the Prospectus (together with any sup-plement thereto) and other related matters as you may rea-sonably require, and the Company shall have furnished to such counsel such documents as such counsel may request for the purpose of enabling such counsel to pass upon such matters. In such opinion, Davis Polk & Wardwell or other counsel for the Agents may state that their opinion is based upon their participation in the preparation of the Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (includ-ing documents incorporated therein by reference), but are without independent check or verification, except as specified.

            Notwithstanding the foregoing, the opinions described in subparagraph (iii) and that next following subparagraph
      (v) of paragraph (b)(x) and subparagraphs (iv) (except as to due authorization of the Notes), (vii), (ix) and that next following subparagraph (x) of paragraph (b)(y) above, when contained in an opinion delivered at Execution Time or pursuant to Section 6(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the pay-ments of principal or interest on which will be determined by reference to one or more currency exchange rates, com-modity prices, equity indices or other factors.

            (d) The Company shall have furnished to you a cer-tificate of the Company, signed by the Chief Executive Officer, a Senior Vice President, a Vice President or the Treasurer of the Company, dated the Execution Time, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and sat-isfied all the conditions on its part to be performed or satisfied as a condition to your obligation, as Agent, to solicit offers to purchase the Notes;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from trans-actions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (e) At the Execution Time, Ernst & Young LLP, inde-pendent accountants for the Company, shall have furnished to you a letter, dated the date hereof, in form and sub-stance reasonably satisfactory to you, containing state-ments and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company contained in the Registration Statement and the Prospectus.

            (f) Prior to the Execution Time, the Company shall have furnished to you such further information, documents, certificates and opinions of counsel as you may reasonably request.

            (g) Subsequent to the Execution Time and prior to any Closing Date there shall not have occurred (i) any downgrading or any review of a possible change in the rat-ing accorded any of the Company's securities by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act) with negative implications or that does not indi-cate the direction of the possible change; (ii) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in your reasonable judgment, materially impairs the investment quality of the Notes; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substan-tial national or international calamity or emergency if, in your reasonable judgment, the effect of any such out-break, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with com-pletion of the sale of and payment for the Notes.

            If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and special counsel for the Agents, this Agreement and all of your obligations hereunder may be cancelled at any time by you. Notice of such cancella-tion shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this
Section 5 shall be delivered at the office of Davis Polk &
Wardwell, special counsel for the Agents, at 450 Lexington Ave-nue, New York, New York, on the date hereof.

            6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) (x) the opinion of the General Counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b)(x) and (y) the opinion of counsel to the Company, dated as of the Closing Date, to the effect set forth in Section 5(b)(y), (iii) the opinion of special counsel for the Agents, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

            (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agree-ment, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and special counsel for the Agents, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            7. Right of Person Who Agreed To Purchase To Refuse To Purchase. (a) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solici-tation by you, as Agent, shall have the right to refuse to pur-chase such Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

            (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by you, as Agent, shall have the right to refuse to purchase such Note if, subsequent to the agreement to pur-chase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with your reasonable judgment, as Agent, being substituted for any judgment of a Purchaser required therein) the effect of which is, in your reasonable judgment, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall you have any duty or obligation to the Company or to any such person to exercise the judgment permit-ted to be exercised under this Section 7(b) and Section 9(b)).

            8. Indemnification and Contribution. (a) The Com-pany agrees to indemnify and hold you harmless and each person who controls you within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred by you or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not mis-leading, except insofar as such losses, claims, damages, lia-bilities or judgments are caused by any such untrue statement or alleged untrue statement or omission or alleged omission made therein based upon and in conformity with information fur-nished in writing to the Company expressly for use therein by you or any other Agent, if any.

            (b) In case any action shall be brought against you or any person controlling you, based upon the Registration Statement or in any amendment thereof or supplement thereto, or in the Prospectus or in any supplement thereto or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the state-ments therein not misleading and with respect to which indem-nity may be sought against the Company, you shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel and pay-ment of all fees and expenses. You or any person controlling you shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at your expense or at the expense of such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both you or such controlling person and the Company and (A) you or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or (B) representation of both parties by the same counsel would be inappropriate due to actual or potential dif-fering interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of you or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same gen-eral allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addi-tion to any appropriate local counsel) for you and your con-trolling persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless you and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indem-nified party (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a named party or threatened to be named and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (c) You agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to you but only with reference to information furnished in writing by or on behalf of you expressly for use in the

Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement or any amendment thereof or supplement thereto or the Prospectus or in any supplement thereto and in respect of which indemnity may be sought against you, you shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, you shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at your expense), and the Company, its directors, any such officer and any person controlling the Company shall have the rights and duties given to you, by Section 8(b) hereof.

            (d)  If the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnify-ing such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and you in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and you shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total discounts and commissions received by you, bear to the total price to the public of the Notes, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information sup-plied by the Company or you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable con-siderations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indem-nified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes offered by you and distributed to the public were offered to the public exceeds the amount of any damages which you would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the mean-ing of Section 11(f) of the Act) shall be entitled to contribu-tion from any person who was not guilty of such fraudulent mis-representation. In the event one or more Agents solicit offers to purchase Notes pursuant to the same prospectus supplement in which such Agents are named obligations to contribute pursuant to this Section 8(d) shall be in proportion to the respective number of Securities purchased by each of such Agents hereunder and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom con-tribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise.

            9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by you insofar as this Agreement relates to you as an Agent, by giving written notice of such termination to you or the Company, as the case may be. This Agreement shall so ter-minate at the close of business on the first business day fol-lowing the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h),

Section 8 and Section 10, provided, however, that such termina-tion shall be without prejudice to any rights, obligations or liabilities of either party hereto accrued or incurred prior to such termination.

            (b) Each Terms Agreement shall be subject to termi-nation by the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased there-under, if prior to such time there shall have occurred, subse-quent to the agreement to purchase such Note, (i) any downgrad-ing or potential downgrading or any review of a possible change in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act) with negative implications or that does not indicate the direction of the possible change; (ii) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in your reasonable judgment, materially impairs the investment quality of the Notes; (iii) any suspen-sion or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escala-tion, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

            10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation
Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provi-sions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

            11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or sent by facsimile and con-firmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or sent by facsimile and confirmed to it at General Signal Cor-poration, High Ridge Park, Stamford, Connecticut 06904, Atten-tion: Edgar J. Smith, Jr., Esq. (facsimile (203) 329-4396).

            12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

            13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            If the foregoing is in accordance with your under-standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Com-pany and you.

                              Very truly yours,

                              GENERAL SIGNAL CORPORATION


                              By: ___________________________
                                  Name:
                                  Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

[INSERT NAME OF AGENT]


By:_____________________
   Name:
   Title:

                                SCHEDULE I

Commissions:

            The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

              Term                                 Commission Rate

From 9 months to less than 1 year...............         .125%
From 1 year to less than 18 months..............         .150%
From 18 months to less than 2 years.............         .200%
From 2 years to less than 3 years...............         .250%
From 3 years to less than 4 years...............         .350%
From 4 years to less than 5 years...............         .450%
From 5 years to less than 6 years...............         .500%
From 6 years to less than 7 years...............         .550%
From 7 years to less than 10 years..............         .600%
From 10 years to less than 15 years.............         .625%
From 15 years to less than 20 years.............         .650%
From 20 years to less than 30 years.............         .750%
From 30 years up to and
  including 40 years............................         .875%

            Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above. Commissions on Notes with a stated maturity in excess of 40 years will be negotiated at the time of sale.


Address for Notice to you:

            Notices to the Agent shall be directed to it at
                               , Attention:                .

                                                                  EXHIBIT A


                        General Signal Corporation

                Medium-Term Note Administrative Procedures
                               April 30, 1996


            General Signal Corporation's (the "Company") Medium-Term Senior Notes, Series A, and Medium-Term Subordinated
Notes, Series A (collectively, the "Notes") Due Not Less Than Nine Months From Date of Issue are to be offered on a contin-uous basis. From time to time the Company may appoint one or more agents to be named in a Pricing Supplement (as defined) (each an "Agent" and collectively, the "Agents") to solicit purchasers of the Notes, in fully registered form, on the Com-pany's behalf. Agents are not obligated to purchase Notes for their own account, however, Agents may do so (as set forth in the immediately succeeding paragraph) in accordance with Sec-tion 2 of the attached Distribution Agreement between the Com-pany and you, as an Agent. The Notes are being sold pursuant to the Distribution Agreement and may be issued either on par-ity with (the "Senior Notes") or as subordinated to (the "Sub-ordinated Notes") other unsecured and unsubordinated indebted-ness of the Company, in each case as set forth in a pricing supplement (a "Pricing Supplement"). The Notes have been reg-istered with the Securities and Exchange Commission (the "Com-mission"). The Senior Notes will be issued under an Indenture dated as of April 15, 1996 (the "Senior Indenture"), between the Company and Chemical Bank, as trustee (the "Senior Trustee"). The Subordinated Notes will be issued under an Indenture dated as of April 15, 1996 (the "Subordinated Indenture" and, together with the Senior Indenture, the "Indentures") between the Com-pany and The Chase Manhattan Bank, N.A., as trustee (the "Sub-ordinated Trustee" and, together with the Senior Trustee, the "Trustees"). The Indentures and the Trustees are hereinafter sometimes referred to as the "Indenture" and the "Trustee," respectively.

            The Distribution Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the adminis-trative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

            Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be enti-tled to receive a certificate representing such Note.

            The procedures to be followed during, and the spe-cific terms of, the solicitation of orders by an Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be han-dled for the Company by its Treasury Department. The Company will advise each Agent and the applicable Trustee in writing of those persons handling administrative responsibilities with whom each Agent and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

            Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in
Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in
Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is cal-culated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the proce-dures set forth below conflict with the provisions of the Notes, the applicable Indenture, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Dis-tribution Agreement shall control.


                                  PART I

                       Administrative Procedures for
                             Book-Entry Notes

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Senior Trustee in the case of the Senior Notes, and the Subordinated Trustee in the case of the Subordinated Notes will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Senior Trustee or the Subordinated Trustee, as the case may be, to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Senior Trustee or the Subordinated Trustee, as the case may be, and DTC and its obli-gations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                       On any date of settlement (as
                                defined under "Settlement" below)
                                for one or more Book-Entry Notes,
                                the Company will issue a single glo-
                                bal security (subject to "Denominations" below) in fully registered form without coupons (a "Global
                                Security") representing up to
                                $300,000,000 principal amount of all
                                such Book-Entry Notes that have the
                                same original issue date, original
                                issue discount provisions, if any,
                                Interest Payment Dates, Regular
                                Record Dates, Interest Payment
                                Period, redemption, repayment and
                                extension provisions, if any, Matur-
                                ity Date, and, in the case of Fixed
                                Rate Notes, interest rate, or, in
                                the case of Floating Rate Notes,
                                initial interest rate, Interest Rate
                                Basis, Index Maturity, Interest
                                Reset Period, Interest Reset Dates,
                                Spread or Spread Multiplier, if any,
                                minimum interest rate, if any, and
                                maximum interest rate, if any
                                (collectively, the "Terms").  Each
                                Global Security will be dated and
                                issued as of the date of its authen-
                                tication by the Trustee.  Each Glo-
                                bal Security will bear an original
                                issue date, which will be (i) with
                                respect to an original Global Secu-
                                rity (or any portion thereof), the
                                original issue date specified in
                                such Global Security and (ii) fol-
                                lowing a consolidation of Global
                                Securities, with respect to the Glo-
                                bal Security resulting from such
                                consolidation, or with respect to
                                any Global Security issued in lieu
                                of a destroyed, lost or stolen Glo-
                                bal Security, the most recent Inter-
                                est Payment Date to which interest
                                has been paid or duly provided for
                                on the predecessor Global Securi-
                                ties, regardless of the date of
                                authentication of such resulting
                                Global Security.  No Global Security
                                will represent (i) both Fixed Rate
                                and Floating Rate Book-Entry Notes
                                or (ii) any Certificated Note.

Identification Numbers:         The Company has arranged with the
                                CUSIP Service Bureau of Standard &
                                Poor's Corporation (the "CUSIP Ser-
                                vice Bureau") for the reservation of
                                a series of CUSIP numbers, which
                                series consists of approximately 900
                                CUSIP numbers and relates to Global
                                Securities representing Book-Entry
                                Notes and book-entry medium-term
                                notes issued by the Company with
                                other series designations.  The
                                Trustee, the Company and DTC have
                                obtained from the CUSIP Service
                                Bureau a written list of such
                                reserved CUSIP numbers.  The Company
                                will assign CUSIP numbers to Global
                                Securities as described below under
                                Settlement Procedure "B".  DTC will
                                notify the CUSIP Service Bureau
                                periodically of the CUSIP numbers
                                that the Company has assigned to
                                Global Securities.  The Trustee will
                                notify the Company at any time when
                                fewer than 100 of the reserved CUSIP
                                numbers remain unassigned to Global
                                Securities, and, if it deems neces-
                                sary, the Company will reserve addi-
                                tional CUSIP numbers for assignment
                                to Global Securities.  Upon obtain-
                                ing such additional CUSIP numbers,
                                the Company shall deliver a list of
                                such additional CUSIP numbers to the
                                Trustee and DTC.

Registration:                   Global Securities will be issued
                                only in fully registered form with-
                                out coupons.  Each Global Security
                                will be registered in the name of
                                CEDE & CO., as nominee for DTC, on
                                the securities register for the
                                Notes maintained under the Inden-
                                ture.  The beneficial owner of a
                                Book-Entry Note (or one or more
                                indirect participants in DTC desig-
                                nated by such owner) will designate
                                one or more participants in DTC
                                (with respect to such Book-Entry
                                Note, the "Participants") to act as
                                agent or agents for such owner in
                                connection with the book-entry sys-
                                tem maintained by DTC, and DTC will
                                record in book-entry form, in accor-
                                dance with instructions provided by
                                such Participants, a credit balance
                                with respect to such beneficial
                                owner in such Book-Entry Note in the
                                account of such Participants.  The
                                ownership interest of such benefi-
                                cial owner (or such participant) in
                                such Book-Entry Note will be
                                recorded through the records of such
                                Participants or through the separate
                                records of such Participants and one
                                or more indirect participants in
                                DTC.

Transfers:                      Transfer of a Book-Entry Note will
                                be accomplished by book entries made
                                by DTC and, in turn, by Participants
                                (and in certain cases, one or more
                                indirect participants in DTC) acting
                                on behalf of beneficial transferors
                                and transferees of such Note.

Exchanges:                      The Trustee may deliver to DTC and
                                the CUSIP Service Bureau at any time
                                a written notice of consolidation (a
                                copy of which shall be attached to
                                the resulting Global Security
                                described below) specifying (i) the
                                CUSIP numbers of two or more
                                outstanding Global Securities that
                                represent (A) Fixed Rate Book-Entry
                                Notes having the same Terms and for
                                which interest has been paid to the
                                same date or (B) Floating Rate Book-
                                Entry Notes having the same Terms
                                and for which interest has been paid
                                to the same date, (ii) a date,
                                occurring at least thirty days after
                                such written notice is delivered and
                                at least thirty days before the next
                                Interest Payment Date for such Book-
                                Entry Notes, on which such Global
                                Securities shall be exchanged for a
                                single replacement Global Security
                                and (iii) a new CUSIP number,
                                obtained from the Company, to be
                                assigned to such replacement Global
                                Security.  Upon receipt of such a
                                notice, DTC will send to its partic-
                                ipants (including the Trustee) a
                                written reorganization notice to the
                                effect that such exchange will occur
                                on such date.  Prior to the speci-
                                fied exchange date, the Trustee will
                                deliver to the CUSIP Service Bureau
                                a written notice setting forth such
                                exchange date and such new CUSIP
                                number and stating that, as of such
                                exchange date, the CUSIP numbers of
                                the Global Securities to be
                                exchanged will no longer be valid.
                                On the specified exchange date, the
                                Trustee will exchange such Global
                                Securities for a single Global Secu-
                                rity bearing the new CUSIP number
                                and the CUSIP numbers of the
                                exchanged Global Securities will, in
                                accordance with CUSIP Service Bureau
                                procedures, be canceled and not
                                immediately reassigned.  Notwith-
                                standing the foregoing, if the Glo-
                                bal Securities to be exchanged
                                exceed $200,000,000 in aggregate
                                principal amount, one Global Secu-
                                rity will be authenticated and
                                issued to represent each

                                $200,000,000 of principal amount of
                                the exchanged Global Securities and
                                an additional Global Security will
                                be authenticated and issued to rep-
                                resent any remaining principal
                                amount of such Global Securities
                                (see "Denominations" below).

Maturities:                     Each Book-Entry Note will mature on
                                a date not less than nine months
                                after the Original Issue Date for
                                such Note.  A Floating Rate Book-
                                Entry Note will mature only on an
                                Interest Payment Date for such Note.
                                Any Note denominated in Pounds Ster-
                                ling will mature on a date not less
                                than one year, nor more than five
                                years, after its Original Issue
                                Date.

Denominations:                  Book-Entry Notes will be issued in
                                principal amounts of $1,000 or any
                                integral multiple of $1,000.  Global
                                Securities will be denominated in
                                principal amounts not in excess of
                                $200,000,000.  If one or more Book-
                                Entry Notes having an aggregate
                                principal amount in excess of
                                $200,000,000 would, but for the pre-
                                ceding sentence, be represented by a
                                single Global Security, then one
                                Global Security will be authenti-
                                cated and issued to represent each
                                $200,000,000 principal amount of
                                such Book-Entry Note or Notes and an
                                additional Global Security will be
                                authenticated and issued to repre-
                                sent any remaining principal amount
                                of such Book-Entry Note or Notes.
                                In such a case, each of the Global
                                Securities representing such Book-
                                Entry Note or Notes shall be
                                assigned the same CUSIP number.

Interest:                       General.  Interest, if any, on each
                                Book-Entry Note will accrue from the
                                original issue date for the first
                                interest period or the last date to
                                which interest has been paid, if
                                any, for each subsequent interest
                                period, on the Global Security
                                representing such Book-Entry Note,
                                and will be calculated and paid in
                                the manner described in such Book-
                                Entry Note and in the Prospectus (as
                                defined in the Distribution Agree-
                                ment), as supplemented by the appli-
                                cable Pricing Supplement.  Unless
                                otherwise specified therein, each
                                payment of interest on a Book-Entry
                                Note will include interest accrued
                                to but excluding the Interest Pay-
                                ment Date (provided that, in the
                                case of Floating Rate Book-Entry
                                Notes which reset daily or weekly,
                                interest payments will include
                                accrued interest to but excluding
                                the Regular Record Date immediately
                                preceding the Interest Payment Date)
                                or to but excluding Maturity (other
                                than a Maturity of a Fixed Rate
                                Book-Entry Note occurring on the
                                31st day of a month, in which case
                                such payment of interest will
                                include interest accrued to but
                                excluding the 30th day of such
                                month).  Interest payable at the
                                Maturity of a Book-Entry Note will
                                be payable to the Person to whom the
                                principal of such Note is payable.
                                Standard & Poor's Corporation will
                                use the information received in the
                                pending deposit message described
                                under Settlement Procedure "C" below
                                in order to include the amount of
                                any interest payable and certain
                                other information regarding the
                                related Global Security in the
                                appropriate (daily or weekly) bond
                                report published by Standard &
                                Poor's Corporation.

                                Regular Record Dates.  The Regular
                                Record Date with respect to any
                                Interest Payment Date shall be the
                                date fifteen calendar days immedi-
                                ately preceding such Interest Pay-
                                ment Date (whether or not a Business
                                Day).

                                Interest Payment Dates on Fixed Rate
                                Book-Entry Notes.  Unless otherwise
                                specified pursuant to Settlement
                                Procedure "A" below, interest pay-
                                ments on Fixed Rate Book-Entry Notes
                                will be made semi-annually on
                                January 15 and July 15 of each year
                                and at Maturity; provided, however,
                                that if an Interest Payment Date for
                                a Fixed Rate Book-Entry Note is not
                                a Business Day, the payment due on
                                such day shall be made on the next
                                succeeding Business Day and no
                                interest shall accrue on such pay-
                                ment for the period from and after
                                such Interest Payment Date; provided
                                further, that in the case of a Fixed
                                Rate Book-Entry Note issued between
                                a Regular Record Date and an Inter-
                                est Payment Date, the first interest
                                payment will be made on the Interest
                                Payment Date following the next suc-
                                ceeding Regular Record Date.

                                Interest Payment Dates on Floating
                                Rate Book-Entry Notes.  Interest
                                payments will be made on Floating
                                Rate Book-Entry Notes monthly, quar-
                                terly, semi-annually or annually.
                                Unless otherwise agreed upon, inter-
                                est will be payable, in the case of
                                Floating Rate Book-Entry Notes with
                                a monthly Interest Payment Period,
                                on the third Wednesday of each
                                month; with a quarterly Interest
                                Payment Period, on the third Wednes-
                                day of February, May, August and
                                November of each year; with a
                                semi-annual Interest Payment Period
                                on the third Wednesday of the two
                                months specified pursuant to Set-
                                tlement Procedure "A" below; and
                                with an annual Interest Payment
                                Period, on the third Wednesday of
                                the month specified pursuant to
                                Settlement Procedure "A" below; pro-
                                vided, however, that if an Interest
                                Payment Date for a Floating Rate
                                Book-Entry Note would otherwise be a
                                day that is not a Business Day with
                                respect to such Floating Rate Book-
                                Entry Note, such Interest Payment
                                Date will be the next succeeding
                                Business Day with respect to such
                                Floating Rate Book-Entry Note,
                                except in the case of a Floating
                                Rate Book-Entry Note for which the
                                Base Rate is LIBOR, if such Business
                                Day is in the next succeeding calen-
                                dar month, such Interest Payment
                                Date will be the immediately preced-
                                ing Business Day; and provided fur-
                                ther, that in the case of a Floating
                                Rate Book-Entry Note issued between
                                a Regular Record Date and an Inter-
                                est Payment Date, the first interest
                                payment will be made on the Interest
                                Payment Date following the next suc-
                                ceeding Regular Record Date.

                                Notice of Interest Payment and Regu-
                                lar Record Dates.  On the first
                                Business Day of January, April, July
                                and October of each year, the Trus-
                                tee will deliver to the Company and
                                DTC a written list of Regular Record
                                Dates and Interest Payment Dates
                                that will occur with respect to
                                Book-Entry Notes during the
                                six-month period beginning on such
                                first Business Day.  Promptly after
                                each Interest Determination Date for
                                Floating Rate Book-Entry Notes, the
                                Trustee, as Calculation Agent, will
                                notify Standard & Poor's Corporation
                                of the interest rates determined on
                                such Interest Determination Date.

Calculation of Interest:        Fixed Rate Book-Entry Notes.  Inter-
                                est on Fixed Rate Book-Entry Notes
                                (including interest for partial
                                periods) will be calculated on the
                                basis of a 360-day year of twelve
                                30-day months.

                                Floating Rate Book-Entry Notes.
                                Interest rates on Floating Rate
                                Book-Entry Notes will be determined
                                as set forth in the form of Notes.
                                Interest on Floating Rate Book-Entry
                                Notes, except as otherwise set forth
                                therein, will be calculated on the
                                basis of actual days elapsed and a
                                year of 360 days, except that in the
                                case of a Floating Rate Book-Entry
                                Note for which the Base Rate is
                                Treasury Rate, interest will be cal-
                                culated on the basis of the actual
                                number of days in the year.

Payments of Principal           Payment of Interest Only.  Promptly
and Interest:                   after each Regular Record Date, the
                                Trustee will deliver to the Company
                                and DTC a written notice setting
                                forth, by CUSIP number, the amount
                                of interest to be paid on each Glo-
                                bal Security on the following Inter-
                                est Payment Date (other than an
                                Interest Payment Date coinciding
                                with Maturity) and the total of such
                                amounts.  DTC will confirm the
                                amount payable on each Global Secu-
                                rity on such Interest Payment Date
                                by reference to the appropriate
                                (daily or weekly) bond reports pub-
                                lished by Standard & Poor's Corpora-
                                tion.  The Company will pay to the
                                Trustee, as paying agent, the total
                                amount of interest due on such
                                Interest Payment Date (other than at
                                Maturity), and the Trustee will pay
                                such amount to DTC, at the times and
                                in the manner set forth below under
                                "Manner of Payment".

                                Payments at Maturity.  On or about
                                the first Business Day of each
                                month,  the Trustee will deliver to
                                the Company and DTC a written list
                                of principal and interest to be paid
                                on each Global Security maturing (on
                                a Maturity or Redemption Date or
                                otherwise) in the following month
                                and a written statement indicating
                                the total principal amount of Out-
                                standing Global Securities as of the
                                immediately preceding Business Day.
                                The Trustee, the Company and DTC
                                will confirm the amounts of such
                                principal and interest payments with
                                respect to each such Global Security
                                on or about the fifth Business Day
                                preceding the Maturity of such Glo-
                                bal Security.  On or before Matur-
                                ity, the Company will pay to the
                                Trustee, as paying agent, the prin-
                                cipal amount of such Global Secu-
                                rity, together with interest due at
                                such Maturity.  The Trustee will pay
                                such amount to DTC at the times and
                                in the manner set forth below under
                                "Manner of Payment".  If any Matur-
                                ity of a Global Security represent-
                                ing Book-Entry Notes is not a Busi-
                                ness Day, the payment due on such
                                day shall be made on the next suc-
                                ceeding Business Day and no interest
                                shall accrue on such payment for the
                                period from and after such Maturity.
                                Promptly after payment to DTC of the
                                principal and interest due at Matur-
                                ity of such Global Security, the
                                Trustee will cancel such Global
                                Security in accordance with the
                                Indenture and so advise the Company.

                                Manner of Payment.  The total amount
                                of any principal and interest due on
                                Global Securities on any Interest
                                Payment Date or at Maturity shall be
                                paid by the Company to the Trustee
                                in immediately available funds no
                                later than 9:30 A.M. (New York City
                                time) on such date.  The Company
                                will make such payment on such Glo-
                                bal Securities by instructing the
                                Trustee to withdraw funds from an
                                account maintained by the Company
                                with the Trustee or by wire transfer
                                to the Trustee.  The Company will
                                confirm any such instructions in
                                writing to the Trustee.  Prior to
                                10 A.M. (New York City time) on the
                                date of Maturity or as soon as pos-
                                sible thereafter, the Trustee will
                                pay by separate wire transfer (using
                                Fedwire message entry instructions
                                in a form previously specified by
                                DTC) to an account at the Federal
                                Reserve Bank of New York previously
                                specified by DTC, in funds available
                                for immediate use by DTC, each pay-
                                ment of principal (together with
                                interest thereon) due on a Global
                                Security on such date.  On each
                                Interest Payment Date (other than at
                                Maturity), interest payments shall
                                be made to DTC, in funds available
                                for immediate use by DTC, in accor-
                                dance with existing arrangements
                                between the Trustee and DTC.  On
                                each such date, DTC will pay, in
                                accordance with its SDFS operating
                                procedures then in effect, such
                                amounts in funds available for imme-
                                diate use to the respective Partici-
                                pants in whose names the Book-Entry
                                Notes represented by such Global
                                Securities are recorded in the book-
                                entry system maintained by DTC.
                                None of the Company (as issuer or as
                                paying agent) or the Trustee shall
                                have any direct responsibility or
                                liability for the payment by DTC to
                                such Participants of the principal
                                of and interest on the Book-Entry
                                Notes.

                                Withholding Taxes.  The amount of
                                any taxes required under applicable
                                law to be withheld from any interest
                                payment on a Book-Entry Note will be
                                determined and withheld by the Par-
                                ticipant, indirect participant in
                                DTC or other Person responsible for
                                forwarding payments and materials
                                directly to the beneficial owner of
                                such Note.

Procedures upon                 Company Notice to Trustee Regarding
Company's Exercise              Exercise of Optional Reset.  Not
of Optional Reset               less than 45 or more than 60 days
or Optional                     before an Optional Reset Date as
Extension of Maturity:          set forth in a Book-Entry Note, the
                                Company will notify the Trustee
                                whether it is exercising its option
                                to reset the Interest Rate or Spread
                                or Spread Multiplier, as the case
                                may be, for such Book-Entry Note,
                                and if so, (i) the new Interest Rate
                                or Spread or Spread Multiplier, as
                                the case may be, for such Book-Entry
                                Note during the period from such
                                Optional Reset Date to the next
                                Optional Reset Date as set forth in
                                such Book-Entry Note or, if there is
                                no such next Optional Reset Date, to
                                the Stated Maturity of such Book-
                                Entry Note (the "Subsequent Interest
                                Period"); and (ii) the provisions,
                                if any, for redemption of such Book-
                                Entry Note during such Subsequent
                                Interest Period, including the date
                                or dates on which or the period or
                                periods during which such redemption
                                may occur during such Subsequent
                                Interest Period.

                                Company Notice to Trustee Regarding
                                Exercise of Optional Extension of
                                Maturity.  If the Company elects to
                                exercise an option, as set forth in
                                a Book-Entry Note, to extend the
                                Stated Maturity of such Note, it
                                will so notify the Trustee no less
                                than 45 or more than 60 days before
                                the Stated Maturity of such Book-
                                Entry Note, and will further indi-
                                cate (i) the new Stated Maturity;
                                (ii) the Interest Rate or Spread or
                                Spread Multiplier, as the case may
                                be; and (iii) the provisions, if
                                any, for redemption of such Book-
                                Entry Note during such extension
                                period, including the date or dates
                                on which or the period or periods
                                during which such redemption may
                                occur during such extension period.

                                Trustee Notice to DTC Regarding Com-
                                pany's Exercise of Optional Exten-
                                sion or Reset.  Upon receipt of
                                notice from the Company regarding
                                the Company's exercise of either an
                                optional extension of maturity or an
                                optional reset, the Trustee will
                                hand-deliver a notice to DTC not
                                less than 40 days before the
                                Optional Reset Date (in which case a
                                "Reset Notice") or the Stated Matur-
                                ity (in which case an "Extension
                                Notice"), as the case may be, which
                                Reset Notice or Extension Notice
                                shall identify such Book-Entry Note
                                by CUSIP number and shall contain
                                the information required by the
                                terms of the Book-Entry Note.

                                Trustee Notice to Company Regarding
                                Option To Be Repaid.  If, after
                                receipt of either a Reset Notice or
                                an Extension Notice, DTC exercises
                                the option for repayment by tender-
                                ing the Global Security representing
                                the Book-Entry Note to be repaid as
                                set forth in such Note, the Trustee
                                shall give notice to the Company not
                                less than 22 days before the
                                Optional Reset Date or the old
                                Stated Maturity, as the case may be,
                                of the principal amount of Book-
                                Entry Notes to be repaid on such
                                Optional Reset Date or old Stated
                                Maturity, as the case may be.

                                Company Notice Regarding New Inter-
                                est Rate or New Spread or Spread
                                Multiplier.  If the Company elects
                                to revoke the Interest Rate or
                                Spread or Spread Multiplier and
                                establish a higher interest rate or
                                Spread or Spread Multiplier for an
                                Optional Reset Period or extension
                                period, as the case may be, it
                                shall, not less than 20 days before
                                such Optional Reset Date or old
                                Stated Maturity, so notify the Trus-
                                tee.  The Trustee will immediately
                                thereafter notify DTC of the new
                                Interest Rate or Spread or Spread
                                Multiplier applicable to such Book-
                                Entry Note.

                                Trustee Notice to Company Regarding
                                DTC Revocation of Option To Be
                                Repaid.  If, after DTC has tendered
                                any Book-Entry Notes for repayment
                                pursuant to an Extension Notice or
                                an Optional Reset Notice, DTC then
                                revokes such tender for repayment,
                                the Trustee shall give notice to the
                                Company not less than five days
                                prior to the Stated Maturity or
                                Optional Reset Date, as the case may
                                be, of such revocation and of the
                                principal amount of Book-Entry Notes
                                for which tender for repayment has
                                been revoked.

                                Deposit of Repayment Price.  On or
                                before any old Stated Maturity where
                                the Maturity has been extended, and
                                on or before an Optional Reset Date,
                                the Company shall deposit with the
                                Trustee an amount of money suffi-
                                cient to pay the principal amount,
                                plus interest accrued to such old
                                Stated Maturity or Optional Reset
                                Date, as the case may be, for all
                                the Book-Entry Notes or portions
                                thereof which are to be repaid on
                                such old Stated Maturity or Optional
                                Reset Date, as the case may be.  The
                                Trustee will use such money to repay
                                such Book-Entry Notes pursuant to
                                the terms set forth in such Notes.

Procedures upon                 Company Notice to Trustee Regarding
Company's Exercise              Exercise of Optional Redemption.
of Optional Redemption:         At least 30 days but not more than
                                60 days prior to the date on which
                                it intends to redeem Book-Entry
                                Note, the Company will notify the
                                Trustee that it is exercising such
                                option with respect to such Book-
                                Entry Note on such date.

                                Trustee Notice to DTC Regarding Com-
                                pany's Exercise of Optional Redemp-
                                tion.  After receipt of notice that
                                the Company is exercising its option
                                to redeem a Book-Entry Note, the
                                Trustee will, at least 30 days
                                before the redemption date for such
                                Book-Entry Note, hand deliver to DTC
                                a notice identifying such Book-Entry
                                Note by CUSIP number and informing
                                DTC of the Company's exercise of
                                such option with respect to such
                                Book-Entry Note.

                                Deposit of Redemption Price.  On or
                                before any redemption date, the Com-
                                pany shall deposit with such Trustee
                                an amount of money sufficient to pay
                                the redemption price, plus interest
                                accrued to such redemption date, for
                                all the Book-Entry Notes or portions
                                thereof which are to be repaid on
                                such redemption date.  Such Trustee
                                will use such money to repay such
                                Book-Entry Notes pursuant to the
                                terms set forth in such Notes.

Payments of Principal           Trustee Notice to Company of Option
and Interest upon               To Be Repaid.  Upon receipt of
Exercise of Optional            notice of exercise of the option for
Repayment (Except               repayment and the Global Securities
Pursuant to Company's           representing the Book-Entry Notes so
Exercise of Optional            to be repaid as set forth in such
Reset or Optional               Notes, the Trustee shall (unless
Extension):                     such notice was received pursuant to
                                the Company's exercise of an
                                optional reset or an optional exten-
                                sion of maturity, in each of which
                                cases the relevant procedures set
                                forth above are to be followed) give
                                notice to the Company not less than
                                20 days prior to each Optional
                                Repayment Date of such Optional
                                Repayment Date and of the principal
                                amount of Book-Entry Notes to be
                                repaid on such Optional Repayment
                                Date.

                                Deposit of Repayment Price.  On or
                                prior to any Optional Repayment
                                Date, the Company shall deposit with
                                such Trustee an amount of money suf-
                                ficient to pay the optional repay-
                                ment price, and accrued interest
                                thereon to such date, of all the
                                Book-Entry Notes or portions thereof
                                which are to be repaid on such date.
                                Such Trustee will use such money to
                                repay such Book-Entry Notes pursuant
                                to the terms set forth in such
                                Notes.

Procedure for Rate              The Company will discuss with
Setting and Posting:            each Agent from time to time the
                                aggregate principal amount of, the
                                issuance price of, and the interest
                                rates to be borne by, Book-Entry
                                Notes that may be sold as a result
                                of the solicitation of orders by
                                such Agent.  If the Company decides
                                to set prices of, and rates borne
                                by, any Book-Entry Notes in respect
                                of which Agents are to solicit
                                orders (the setting of such prices
                                and rates to be referred to herein
                                as "posting") or if the Company
                                decides to change prices or rates
                                previously posted by it, it will
                                promptly advise each Agent of the
                                prices and rates to be posted.

Acceptance and                  Unless otherwise instructed by the
Rejection of Orders:            Company, each Agent will advise the
                                Company promptly by telephone of all
                                orders to purchase Book-Entry Notes
                                received by such Agent, other than
                                those rejected by it in whole or in
                                part in the reasonable exercise of
                                its discretion.  Unless otherwise
                                agreed by the Company and each
                                Agent, the Company has the sole
                                right to accept orders to purchase
                                Book-Entry Notes and may reject any
                                such orders in whole or in part.

Preparation of                  If any order to purchase a Book-
Pricing Supplement:             Entry Note is accepted by or on
                                behalf of the Company, the Company
                                will prepare a pricing supplement (a
                                "Pricing Supplement") reflecting the
                                applicable interest rates and other
                                terms of such Book-Entry Note and
                                will arrange to have the Pricing Supplement filed with the Commission in accordance with the applicable para-graph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which pre-sented the order (the "Presenting
                                Agent").

                                The Presenting Agent will cause a
                                Prospectus and Pricing Supplement to
                                be delivered to the purchaser of
                                such Book-Entry Note.

                                In each instance that a Pricing Sup-
                                plement is prepared, the Presenting
                                Agent will affix the Pricing Supple-
                                ment to Prospectuses prior to their
                                use.  Outdated Pricing Supplements
                                (other than those retained for
                                files) will be destroyed.

Suspension of Solici-           The Company reserves the right, in
tation; Amendment or            its sole discretion, to instruct
Supplement:                     each Agent to suspend at any time,
                                for any period of time or perma-
                                nently, the solicitation of orders
                                to purchase Book-Entry Notes.  Upon
                                receipt of such instructions, all
                                such Agents will forthwith suspend
                                solicitation until such time as the
                                Company has advised them that such
                                solicitation may be resumed.

                                In the event that at the time the
                                Company suspends solicitation of
                                purchases there shall be any orders
                                outstanding for settlement, the Com-
                                pany will promptly advise each Agent
                                and the Trustee whether such orders
                                may be settled and whether copies of
                                the Prospectus as in effect at the
                                time of the suspension, together
                                with the appropriate Pricing Supple-
                                ment, may be delivered in connection
                                with the settlement of such orders.
                                The Company will have the sole
                                responsibility for such decision and
                                for any arrangements that may be
                                made in the event that the Company
                                determines that such orders may not
                                be settled or that copies of such
                                Prospectus may not be so delivered.

                                If the Company decides to amend or
                                supplement the Registration State-
                                ment (as defined in the Distribution
                                Agreement) or the Prospectus, it
                                will promptly advise the Agents and
                                furnish the Agents with the proposed
                                amendment or supplement and with
                                such certificates and opinions as
                                are required, all to the extent
                                required by and in accordance with
                                the terms of the Distribution Agree-
                                ment.  Subject to the provisions of
                                the Distribution Agreement, the Com-
                                pany may file with the Commission
                                any such supplement to the Prospec-
                                tus relating to the Notes.  The Com-
                                pany will provide each Agent and the
                                Trustee with copies of any such sup-
                                plement, and confirm to each Agent
                                that such supplement has been filed
                                with the Commission pursuant to the
                                applicable paragraph of Rule 424(b).

Procedures For Rate             When the Company has determined
Changes:                        to change the interest rates of
                                Book-Entry Notes being offered, it
                                will promptly advise each Agent and
                                each Agent will forthwith suspend
                                solicitation of orders.  Agents will
                                telephone the Company with recommen-
                                dations as to the changed interest
                                rates.  At such time as the Company
                                has advised each Agent of the new
                                interest rates, Agents may resume
                                solicitation of orders.  Until such
                                time only "indications of interest"
                                may be recorded.

Delivery of Prospectus:         A copy of the Prospectus and a Pric-
                                ing Supplement relating to a Book-
                                Entry Note must accompany or precede
                                the earliest of any written offer of
                                such Book-Entry Note, confirmation
                                of the purchase of such Book-Entry
                                Note and payment for such Book-Entry
                                Note by its purchaser.  If notice of
                                a change in the terms of the Book-
                                Entry Notes is received by the
                                Agents between the time an order for
                                a Book-Entry Note is placed and the
                                time written confirmation thereof is
                                sent by the Presenting Agent to a
                                customer or his agent, such confir-
                                mation shall be accompanied by a

                                Prospectus and Pricing Supplement
                                setting forth the terms in effect
                                when the order was placed.  Subject
                                to "Suspension of Solicitation;
                                Amendment or Supplement" above, the
                                Presenting Agent will deliver a Pro-
                                spectus and Pricing Supplement as
                                herein described with respect to
                                each Book-Entry Note sold by it.
                                The Company will make such delivery
                                if such Book-Entry Note is sold
                                directly by the Company to a pur-
                                chaser (other than an Agent).

Confirmation:                   For each order to purchase a Book-
                                Entry Note solicited by any Agent
                                and accepted by or on behalf of the
                                Company, the Presenting Agent will
                                issue a confirmation to the pur-
                                chaser, with a copy to the Company,
                                setting forth the details set forth
                                above and delivery and payment
                                instructions.

Settlement:                     The receipt by the Company of imme-
                                diately available funds in payment
                                for a Book-Entry Note and the
                                authentication and issuance of the
                                Global Security representing such
                                Book-Entry Note shall constitute
                                "settlement" with respect to such
                                Book-Entry Note.  All orders
                                accepted by the Company will be set-
                                tled on the third Business Day fol-
                                lowing the date of sale of such
                                Book-Entry Note pursuant to the
                                timetable for settlement set forth
                                below unless the Company and the
                                purchaser agree to settlement on
                                another day which shall be no ear-
                                lier than the next Business Day fol-
                                lowing the date of sale.

Settlement Procedures:          Settlement Procedures with regard to
                                each Book-Entry Note sold by the
                                Company through any Agent, as agent,
                                shall be as follows:

                                A.  The Presenting Agent will advise
                                     the Company by telephone of the
                                     following settlement
                                     information:

                                     1.  Principal amount.

                                     2.  Maturity Date.

                                     3.  In the case of a Fixed Rate
                                          Book-Entry Note, the inter-
                                          est rate or, in the case of
                                          a Floating Rate Book-Entry
                                          Note, the Interest Rate
                                          Basis, initial interest rate
                                          (if known at such time),
                                          Index Maturity, Interest
                                          Reset Period, Interest Reset
                                          Dates, Spread or Spread Mul-
                                          tiplier (if any), Minimum
                                          Interest Rate (if any) and
                                          Maximum Interest Rate (if
                                          any).

                                     4.  Interest Payment Dates and
                                          the Interest Payment Period.

                                     5.  Redemption, repayment and
                                          extension provisions, if
                                          any.

                                     6.  Settlement date.

                                     7.  Price.

                                     8.  Presenting Agent's commis-
                                          sion, determined as provided
                                          in Section 2 of the Distri-
                                          bution Agreement.

                                     9.  Whether such Book-Entry Note
                                          is issued at an original
                                          issue discount ("OID") and,
                                          if so, the total amount of
                                          OID, the yield to maturity
                                          and the initial accrual
                                          period OID.

                                    10.  Any other applicable
                                          provisions.

                                B.  The Company will assign a CUSIP
                                     number to the Global Security
                                     representing such Book-Entry
                                     Note and then advise the Trustee
                                     by telephone (confirmed in writ-
                                     ing at any time on the same
                                     date) or electronic transmission
                                     of the information set forth in
                                     Settlement Procedure "A" above,
                                     such CUSIP number and the name
                                     of the Presenting Agent.  The
                                     Company will also notify the
                                     Presenting Agent by telephone of
                                     such CUSIP number as soon as
                                     practicable.  Each such communi-
                                     cation by the Company shall con-
                                     stitute a representation and
                                     warranty by the Company to the
                                     Trustee and the Presenting Agent
                                     that (i) such Note is then, and
                                     at the time of issuance and sale
                                     thereof will be, duly authorized
                                     for issuance and sale by the
                                     Company, (ii) such Note, and the
                                     Global Security representing
                                     such Note, will conform with the
                                     terms of the Indenture for such
                                     Note, and (iii) upon authentica-
                                     tion and delivery of such Global
                                     Security, the aggregate initial
                                     offering price of all Notes
                                     issued under the Indenture will
                                     not exceed $300,000,000 (except
                                     for Book-Entry Notes represented
                                     by Global Securities authenti-
                                     cated and delivered in exchange
                                     for or in lieu of Global Securi-
                                     ties pursuant to the Indenture
                                     and except for Certificated
                                     Notes authenticated and deliv-
                                     ered upon registration of trans-
                                     fer of, in exchange for, or in
                                     lieu of Certificated Notes pur-
                                     suant to any such Section).

                                C.  The Trustee will enter a pending
                                     deposit message through DTC's
                                     Participant Terminal System pro-
                                     viding the following settlement
                                     information to DTC (which shall
                                     route such information to
                                     Standard & Poor's Corporation),
                                     the Presenting Agent and, upon
                                     request, the Trustee:

                                    1.  The information set forth in
                                          Settlement Procedure "A".

                                    2.  Identification as a Fixed
                                          Rate Book-Entry Note or a
                                          Floating Rate Book-Entry
                                          Note.

                                    3.  Initial Interest Payment
                                          Date for such Book-Entry
                                          Note, number of days by
                                          which such date succeeds the
                                          related Regular Record Date
                                          and amount of interest pay-
                                          able on such Interest Pay-
                                          ment Date.

                                    4.  The Interest Payment Period.

                                    5.  CUSIP number of the Global
                                          Security representing such
                                          Book-Entry Note.

                                    6.  Whether such Global Security
                                          will represent any other
                                          Book-Entry Note (to the
                                          extent known at such time).

                                D.  To the extent the Company has
                                     not already done so, the Company
                                     will deliver to the Trustee a
                                     Global Security in a form that
                                     has been approved by the Com-
                                     pany, the Agents and the Trus-
                                     tee.

                                E.  The Trustee will complete such
                                     Book-Entry Note, stamp the
                                     appropriate legend, as
                                     instructed by DTC, if not
                                     already set forth thereon, and
                                     authenticate the Global Security
                                     representing such Book-Entry
                                     Note.

                                F.  DTC will credit such Book-Entry
                                     Note to the Trustee's partici-
                                     pant account at DTC.

                                G.  The Trustee will enter a SDFS
                                     delivery order through DTC's
                                     Participant Terminal System
                                     instructing DTC to (i) debit
                                     such Book-Entry Note to the
                                     Trustee's participant account
                                     and credit such Book-Entry Note
                                     to the Presenting Agent's par-
                                     ticipant account and (ii) debit
                                     the Presenting Agent's settle-
                                     ment account and credit the
                                     Trustee's settlement account for
                                     an amount equal to the price of
                                     such Book-Entry Note less the
                                     Presenting Agent's commission.
                                     The entry of such a delivery
                                     order shall constitute a repre-
                                     sentation and warranty by the
                                     Trustee to DTC that (i) the Glo-
                                     bal Security representing such
                                     Book-Entry Note has been issued
                                     and authenticated and (ii) the
                                     Trustee is holding such Global
                                     Security pursuant to the Medium-
                                     Term Note Certificate Agreement
                                     between the Trustee and DTC.

                                H.  The Presenting Agent will enter
                                     an SDFS delivery order through
                                     DTC's Participant Terminal Sys-
                                     tem instructing DTC (i) to debit
                                     such Book-Entry Note to the Pre-
                                     senting Agent's participant
                                     account and credit such Book-

                                     Entry Note to the participant
                                     accounts of the Participants
                                     with respect to such Book-Entry
                                     Note and (ii) to debit the
                                     settlement accounts of such Par-
                                     ticipants and credit the settle-
                                     ment account of the Presenting
                                     Agent for an amount equal to the
                                     price of such Book-Entry Note.

                                I.  Transfers of funds in accordance
                                     with SDFS delivery orders
                                     described in Settlement
                                     Procedures "G" and "H" will be
                                     settled in accordance with SDFS
                                     operating procedures in effect
                                     on the settlement date.

                                J.  The Trustee will, upon receipt
                                     of funds from the Presenting
                                     Agent in accordance with Settle-
                                     ment Procedure "G", wire trans-
                                     fer to the account of the Com-
                                     pany maintained at The Chase
                                     Manhattan Bank, N.A., One Chase
                                     Plaza, New York, New York, funds
                                     available for immediate use in
                                     the amount transferred to the
                                     Trustee in accordance with
                                     Settlement Procedure "G".

                                K.  The Presenting Agent will con-
                                     firm the purchase of such Book-
                                     Entry Note to the purchaser
                                     either by transmitting to the
                                     Participants with respect to
                                     such Book-Entry Note a confirma-
                                     tion order or orders through
                                     DTC's institutional delivery
                                     system or by mailing a written
                                     confirmation to such purchaser.

Settlement Procedures           For orders of Book-Entry Notes
Timetable:                      solicited by any Agent and accepted
                                by the Company for settlement on the
                                first Business Day after the sale
                                date, Settlement Procedures "A"
                                through "K" set forth above shall be
                                completed as soon as possible but
                                not later than the respective times
                                (New York City time) set forth
                                below:

                                Settlement
                                Procedure               Time

                                     A         11:00 A.M.   on the sale
                                                           date
                                     B         12:00 Noon   on the sale
                                                           date
                                     C          2:00 P.M.   on the sale
                                                           date
                                     D          3:00 P.M. on the day
                                                           before
                                                           settlement
                                     E          9:00 A.M.   on settle-
                                                           ment date
                                     F         10:00 A.M.   on settle-
                                                           ment date
                                    G-H         2:00 P.M.   on settle-
                                                           ment date
                                     I          4:45 P.M.   on settle-
                                                           ment date
                                    J-K         5:00 P.M.   on settle-
                                                           ment date

                                If a sale is to be settled more than
                                one Business Day after the sale
                                date, Settlement Procedures "A", "B"
                                and "C" shall be completed as soon
                                as practicable but no later than
                                11:00 A.M. and 12:00 Noon on the
                                first Business Day after the sale
                                date and no later than 2:00 P.M. on
                                the Business Day before the settle-
                                ment date, respectively.  If the
                                initial interest rate for a Floating
                                Rate Book-Entry Note has not been
                                determined at the time that Settle-
                                ment Procedure "A" is completed,
                                Settlement Procedures "B" and "C"
                                shall be completed as soon as such
                                rate has been determined but no
                                later than 12:00 Noon and 2:00 P.M.,
                                respectively, on the Business Day
                                before the settlement date.  Settle-
                                ment Procedure "I" is subject to
                                extension in accordance with any
                                extension of Fedwire closing dead-
                                lines and in the other events speci-
                                fied in SDFS operating procedures in
                                effect on the settlement date.

                                If settlement of a Book-Entry Note
                                is rescheduled or canceled, the
                                Trustee will deliver to DTC, through
                                DTC's Participant Terminal System, a
                                cancellation message to such effect
                                by no later than 2:00 P.M. on the
                                Business Day immediately preceding
                                the scheduled settlement date.

Failure To Settle:              If the Trustee fails to enter an
                                SDFS delivery order with respect to
                                a Book-Entry Note pursuant to
                                Settlement Procedure "G", the Trus-
                                tee may deliver to DTC, through
                                DTC's Participant Terminal System,
                                as soon as practicable, a withdrawal
                                message instructing DTC to debit
                                such Book-Entry Note to the Trust-
                                ee's participant account.  DTC will
                                process the withdrawal message, pro-
                                vided that the Trustee's participant
                                account contains a principal amount
                                of the Global Security representing
                                such Book-Entry Note that is at
                                least equal to the principal amount
                                to be debited.  If a withdrawal mes-
                                sage is processed with respect to
                                all the Book-Entry Notes represented
                                by a Global Security, the Trustee
                                will cancel such Global Security in
                                accordance with the Indenture and so
                                advise the Company and the Trustee
                                will make appropriate entries in its
                                records.  The CUSIP number assigned
                                to such Global Security shall, in
                                accordance with CUSIP Service Bureau
                                procedures, be canceled and not
                                immediately reassigned.  If a
                                withdrawal message is processed with
                                respect to one or more, but not all,
                                of the Book-Entry Notes represented
                                by a Global Security, the Trustee
                                will exchange such Book-Entry Note
                                for two Global Securities, one of
                                which shall represent such Book-
                                Entry Notes and shall be canceled
                                immediately after issuance and the
                                other of which shall represent the
                                other Book-Entry Notes previously
                                represented by the surrendered Glo-
                                bal Security and shall bear the
                                CUSIP number of the surrendered Glo-
                                bal Security.

                                If the purchase price for any Book-
                                Entry Note is not timely paid to the
                                Participants with respect to such
                                Note by the beneficial purchaser
                                thereof (or a Person, including an
                                indirect participant in DTC, acting
                                on behalf of such purchaser), such
                                Participants and, in turn, the Pre-
                                senting Agent may enter SDFS deliv-
                                ery orders through DTC's Participant
                                Terminal System reversing the orders
                                entered pursuant to Settlement
                                Procedures "H" and "G", respec-
                                tively.  Thereafter, the Trustee
                                will deliver the withdrawal message
                                and take the related actions
                                described in the preceding para-
                                graph.  If such failure shall have
                                occurred for any reason other than a
                                default by the Presenting Agent in
                                the performance of its obligations
                                hereunder and under the Distribution
                                Agreement, then the Company will
                                reimburse the Presenting Agent or
                                the Trustee, as applicable, on an
                                equitable basis for the loss of the
                                use of the funds during the period
                                when they were credited to the
                                account of the Company.

                                Notwithstanding the foregoing, upon
                                any failure to settle with respect
                                to a Book-Entry Note, DTC may take
                                any actions in accordance with its
                                SDFS operating procedures then in
                                effect.  In the event of a failure
                                to settle with respect to one or
                                more, but not all, of the Book-Entry
                                Notes to have been represented by a
                                Global Security, the Trustee will
                                provide, in accordance with Settle-
                                ment Procedure "E", for the authen-
                                tication and issuance of a Global
                                Security representing the other
                                Book-Entry Notes to have been repre-
                                sented by such Global Security and
                                will make appropriate entries in its
                                records.

Trustee Not to                  Nothing herein shall be deemed to
Risk Funds:                     require the Trustee to risk or
                                expend its own funds in connection
                                with any payment to the Company,
                                DTC, the Agents or the purchaser, it
                                being understood by all parties that
                                payments made by the Trustee to the
                                Company, DTC, the Agents or the pur-
                                chaser shall be made only to the
                                extent that funds are provided to
                                the Trustee for such purpose.

Authenticity of                 The Company will cause the Trustee
Signatures:                     to furnish the Agents from time to
                                time with the specimen signatures of
                                each of the Trustee's officers, em-
                                ployees or agents who has been
                                authorized by the Trustee to authen-
                                ticate Book-Entry Notes, but no
                                Agent will have any obligation or
                                liability to the Company or the
                                Trustee in respect of the authentic-
                                ity of the signature of any officer,
                                employee or agent of the Company or
                                the Trustee on any Book-Entry Note.

Payment of Expenses:            Each Agent shall forward to the Com-
                                pany, on a monthly basis, a state-
                                ment of the out-of-pocket expenses
                                incurred by such Agent during that
                                month that are reimbursable to it
                                pursuant to the terms of the Distri-
                                bution Agreement.  The Company will
                                remit payment to each Agent cur-
                                rently on a monthly basis.

Advertising Costs:              The Company will determine with the
                                Agents the amount of advertising
                                that may be appropriate in solicit-
                                ing offers to purchase the Book-
                                Entry Notes.  Advertising expenses
                                will be paid by the Company.

Periodic Statements             Periodically, the Trustee
from the Trustee:               will send to the Company a statement
                                setting forth the principal amount
                                of Book-Entry Notes Outstanding as
                                of that date and setting forth a
                                brief description of any sales of
                                Book-Entry Notes of which the Com-
                                pany has advised the Trustee but
                                which have not yet been settled.

                                     PART II
                Administrative Procedures for Certificated Notes

                          The Trustee will serve as registrar and
      transfer agent in connection with the Certificated Notes.

Issuance:                       Each Certificated Note will be dated
                                and issued as of the date of its
                                authentication by the Trustee.  Each
                                Certificated Note will bear an Origi-
                                nal Issue Date, which will be (i) with
                                respect to an original Certificated
                                Note (or any portion thereof), its
                                original issuance date (which will be
                                the settlement date) and (ii) with
                                respect to any Certificated Note (or
                                portion thereof) issued subsequently
                                upon transfer or exchange of a Certif-
                                icated Note or in lieu of a destroyed,
                                lost or stolen Certificated Note, the
                                Original Issue Date of the predecessor
                                Certificated Note, regardless of the
                                date of authentication of such subse-
                                quently issued Certificated Note.

Registration:                   Certificated Notes will be issued only
                                in fully registered form without
                                coupons.

Transfers and                   A Certificated Note may be presented
Exchanges:                      for transfer or exchange at the prin-
                                cipal corporate trust office in the
                                City of New York of the Trustee.  Cer-
                                tificated Notes will be exchangeable
                                for other Certificated Notes having
                                identical terms but different autho-
                                rized denominations without service
                                charge.  Certificated Notes will not
                                be exchangeable for Book-Entry Notes.

Maturities:                     Each Certificated Note will mature on
                                a date not less than nine months after
                                the settlement date for such Note.  A
                                Floating Rate Certificated Note will
                                mature only on an Interest Payment
                                Date for such Note.  Any Note denomi-
                                nated in Japanese yen will mature on a
                                date not less than one year from the
                                Original Issue Date (as defined below)
                                for such Note.  Any Note denominated
                                in Pounds Sterling will mature on a
                                date not less than one year, nor more
                                than five years, after its Original
                                Issue Date.

Denominations:                  The denomination of any Certificated
                                Note denominated in U.S. dollars will
                                be a minimum of $1,000 or any integral
                                multiple of $1,000.  The authorized
                                denominations of Certificated Notes
                                denominated in any other currency will
                                be specified pursuant to "Settlement
                                Procedures" below.

Interest:                       General.  Interest, if any, on each
                                Certificated Note will accrue from the
                                original issue date for the first
                                interest period or the last date to
                                which interest has been paid, if any,
                                for each subsequent interest period,
                                and will be calculated and paid in the
                                manner described in such Note and in
                                the Prospectus, as supplemented by the
                                applicable Pricing Supplement.  Unless
                                otherwise specified therein, each pay-
                                ment of interest on a Certificated
                                Note will include interest accrued to
                                but excluding the Interest Payment
                                Date (provided that, in the case of
                                Certificated Notes which reset daily
                                or weekly, interest payments will
                                include accrued interest to but
                                excluding the Regular Record Date
                                immediately preceding the Interest
                                Payment Date) or to but excluding
                                Maturity (other than a Maturity of a
                                Fixed Rate Certificated Note occurring
                                on the 31st day of a month, in which
                                case such payment of interest will
                                include interest accrued to but
                                excluding the 30th day of such month).

                                Regular Record Dates.  The Regular
                                Record Dates with respect to any

                                Interest Payment Date shall be the
                                date fifteen calendar days immediately
                                preceding such Interest Payment Date
                                (whether or not a Business Day).

                                Fixed Rate Certificated Notes.  Unless
                                otherwise specified pursuant to
                                Settlement Procedure "A" below, inter-
                                est payments on Fixed Rate Certifi-
                                cated Notes will be made semiannually
                                on January 15 and July 15 of each year
                                and at Maturity; provided, however,
                                that if any Interest Payment Date for
                                a Fixed Rate Certificated Note is not
                                a Business Day, the payment due on
                                such day shall be made on the next
                                succeeding Business Day and no inter-
                                est shall accrue on such payment for
                                the period from and after such Inter-
                                est Payment Date; provided further,
                                that in the case of a Fixed Rate Cer-
                                tificated Note issued between a Regu-
                                lar Record Date and an Interest Pay-
                                ment Date, the first interest payment
                                will be made on the Interest Payment
                                Date following the next succeeding
                                Regular Record Date.

                                Floating Rate Certificated Notes.
                                Interest payments will be made on
                                Floating Rate Certificated Notes
                                monthly, quarterly, semi-annually or
                                annually.  Interest will be payable,
                                in the case of Floating Rate Certifi-
                                cated Notes with a monthly Interest
                                Payment Period, on the third Wednesday
                                of each month; with a quarterly inter-
                                est Payment Period, on the third
                                Wednesday of February, May, August and
                                November of each year; with a semi-
                                annual Interest Payment Period, on the
                                third Wednesday of the two months
                                specified pursuant to Settlement
                                Procedure "A" below; and with an
                                annual Interest Payment Period, on the
                                third Wednesday of the month specified
                                pursuant to Settlement Procedure "A"
                                below; provided, however, that if an
                                Interest Payment Date for a Floating
                                Rate Certificated Note would otherwise
                                be a day that is not a Business Day
                                with respect to such Floating Rate
                                Certificated Note, such Interest Pay-
                                ment Date will be the next succeeding
                                Business Day with respect to such
                                Floating Rate Certificated Note,
                                except in the case of a Floating Rate
                                Certificated Note for which the Base
                                Rate is LIBOR, if such Business Day is
                                in the next succeeding calendar month,
                                such Interest Payment Date will be the
                                immediately preceding Business Day;
                                and provided further, that in the case
                                of a Floating Rate Certificated Note
                                issued between a Regular Record Date
                                and an Interest Payment Date, the
                                first interest payment will be made on
                                the Interest Payment Date following
                                the next succeeding Regular Record
                                Date.

Calculation of                  Fixed Rate Certificated Note.
Interest:                       Interest on Fixed Rate Certificated
                                Notes (including interest for partial
                                periods) will be calculated on the
                                basis of a 360-day year of twelve
                                30-day months.

                                Floating Rate Certificated Notes.
                                Interest rates on Floating Rate Cer-
                                tificated Notes will be determined as
                                set forth in the form of Notes.
                                Interest on Floating Rate Certificated
                                Notes, except as otherwise set forth
                                therein, will be calculated on the
                                basis of actual days elapsed and a
                                year of 360 days, except that in the
                                case of a Floating Rate Certificated
                                Note for which the Base Rate is Trea-
                                sury Rate, interest will be calculated
                                on the basis of the actual number of
                                days in the year.

Payments of Principal           Interest, if any, on each Certifi-
and Interest:                   cated Note will be calculated and paid
                                in the manner described in such Note
                                and in the Prospectus, as supplemented
                                by the applicable Pricing Supplement.
                                Unless otherwise provided in the
                                Indenture or the Certificated Note,
                                the first payment of interest on any
                                Certificated Note originally issued
                                between a Record Date and an Interest
                                Payment Date will be made on the next
                                succeeding Interest Payment Date.
                                Interest payable at the Maturity of a
                                Certificated Note will be payable to
                                the Person to whom the principal of
                                such Note is payable.  Unless other
                                arrangements are made, all interest
                                payments (excluding interest payments
                                made on the Maturity Date) will be
                                made by check mailed to the person
                                entitled thereto as provided above;
                                provided, however, that the holder of
                                $10,000,000 (or the equivalent thereof
                                in other currencies) or more of Cer-
                                tificated Notes with similar tenor and
                                terms will be entitled to receive pay-
                                ment by wire transfer in U.S. dollars.

                                Within 10 days following each Record
                                Date, the Trustee will inform the Com-
                                pany of the total amount of the inter-
                                est payments to be made by the Company
                                on the next succeeding Interest Pay-
                                ment Date.  The Trustee will provide
                                monthly to the Company a list of the
                                principal and interest to be paid on
                                Certificated Notes maturing in the
                                next succeeding month.

                                The Trustee will be responsible for
                                withholding taxes on interest paid on
                                Certificated Notes as required by
                                applicable law.

                                If the Maturity of a Certificated Note
                                is not a Business Day, the payment due
                                on such day shall be made on the next
                                succeeding Business Day and no inter-
                                est shall accrue on such payment for
                                the period from and after such
                                Maturity.

Procedures upon                 Company Notice to Trustee Regarding
Company's Exercise              Exercise of Optional Reset.  Not less
of Optional Reset               than 45 or more than 60 days before
or Optional Extension           an Optional Reset Date as set forth
of Maturity:                    in a Certificated Note, the Company
                                will notify the Trustee whether it is
                                exercising its option to reset the
                                Interest Rate or Spread or Spread Mul-
                                tiplier, as the case may be, for such
                                Certificated Note, and if so, (i) the
                                new Interest Rate or Spread or Spread
                                Multiplier, as the case may be, for
                                such Certificated Note during the
                                period from such Optional Reset Date
                                to the next Optional Reset Date as set
                                forth in such Certificated Note or, if
                                there is no such next Optional Reset
                                Date, to the Maturity Date of such
                                Certificated Note (the "Subsequent
                                Interest Period"); and (ii) the provi-
                                sions, if any, for redemption of such
                                Certificated Note during such Subse-
                                quent Interest Period, including the
                                date or dates on which or the period
                                or periods during which such redemp-
                                tion may occur during such Subsequent
                                Interest Period.

                                Company Notice to Trustee Regarding
                                Exercise of Optional Extension of
                                Maturity.  If the Company elects to
                                exercise an option, as set forth in a
                                Certificated Note, to extend the
                                Maturity Date of such Note, it will so
                                notify the Trustee no less than 45 or
                                more than 60 days before the Maturity
                                Date of such Certificated Note, and
                                will further indicate (i) the new
                                Maturity Date; (ii) the Interest Rate
                                or Spread or Spread Multiplier, as the
                                case may be; and (iii) the provisions,
                                if any, for redemption of such

                                Certificated Note during such exten-
                                sion period, including the date or
                                dates on which or the period or peri-
                                ods during which such redemption may
                                occur during such extension period.

                                Trustee Notice to Holders Regarding
                                Company's Exercise of Optional Exten-
                                sion or Reset.  Upon receipt of notice
                                from the Company regarding the Compa-
                                ny's exercise of either an optional
                                extension of maturity or an optional
                                reset, the Trustee will mail a notice,
                                first class, postage prepaid, to the
                                Holder not less than 40 days before
                                the Optional Reset Date (in which case
                                a "Reset Notice") or the Maturity Date
                                (in which case an "Extension Notice"),
                                as the case may be, which Reset Notice
                                or Extension Notice shall contain the
                                information required by the terms of
                                the Certificated Note.

                                Trustee Notice to Company Regarding
                                Option To Be Repaid.  If, after
                                receipt of either a Reset Notice or an
                                Extension Notice, any Holder of a Cer-
                                tificated Note exercises the option
                                for repayment by tendering the Certif-
                                icated Note to be repaid as set forth
                                in the Certificated Note, the Trustee
                                shall give notice to the Company not
                                less than 22 days before the Optional
                                Reset Date or the old Maturity Date,
                                as the case may be, of the principal
                                amount of Certificated Notes to be
                                repaid on such Optional Reset Date or
                                old Maturity Date, as the case may be.

                                Company Notice Regarding New Interest
                                Rate or New Spread or Spread Multi-
                                plier.  If the Company elects to
                                revoke the Interest Rate or Spread or
                                Spread Multiplier and establish a
                                higher interest rate or Spread or
                                Spread Multiplier for an Optional
                                Reset Period or extension period, as
                                the case may be, it shall, not less
                                than 20 days before such Optional
                                Reset Date or old Maturity Date, so
                                notify the Trustee.  The Trustee will
                                immediately thereafter notify the
                                Holder of such Certificated Note, by
                                first class mail, postage prepaid of
                                the new Interest Rate or Spread or
                                Spread Multiplier applicable to such
                                Certificated Note.

                                Trustee Notice to Company Regarding
                                Holders' Revocation of Option To Be
                                Repaid.  If, after the Holder has ten-
                                dered any Certificated Notes for
                                repayment pursuant to an Extension
                                Notice or an Optional Reset Notice,
                                such Holder then revokes such tender
                                for repayment, the Trustee shall give
                                notice to the Company not less than
                                five days prior to the Maturity Date
                                or Optional Reset Date, as the case
                                may be, of such revocation and of the
                                principal amount of Certificated Notes
                                for which tender for repayment has
                                been revoked.

                                Deposit of Repayment Price.  On or
                                before any old Maturity Date where the
                                Maturity has been extended, and on or
                                before an Optional Reset Date, the
                                Company shall deposit with the Trustee
                                an amount of money sufficient to pay
                                the principal amount, plus interest
                                accrued to such old Maturity Date or
                                Optional Reset Date, as the case may
                                be, for all the Certificated Notes or
                                portions thereof which are to be
                                repaid on such old Maturity Date or
                                Optional Reset Date, as the case may
                                be.  Such Trustee will use such money
                                to repay such Certificated Notes pur-
                                suant to the terms set forth in such
                                Notes.

Procedures upon                 Company Notice to Trustee Regarding
Company's Exercise              Exercise of Optional Redemption.
of Optional Redemption:         At least 30 days but not more than 60
                                days prior to the date on which it
                                intends to redeem a Certificated Note,
                                the Company will notify the Trustee
                                that it is exercising such option with
                                respect to such Certificated Note on
                                such date.

                                Trustee Notice to Holders Regarding
                                Company's Exercise of Optional Redemp-
                                tion.  After receipt of notice that
                                the Company is exercising its option
                                to redeem a Certificated Note, the
                                Trustee will, at least 30 days before
                                the redemption date for such Certifi-
                                cated Note, mail a notice, first
                                class, postage prepaid, to the Holder
                                of such Certificated Note informing
                                such Holder of the Company's exercise
                                of such option with respect to such
                                Certificated Note.

                                Deposit of Redemption Price.  On or
                                before any redemption date, the Com-
                                pany shall deposit with such Trustee
                                an amount of money sufficient to pay
                                the redemption price, plus interest
                                accrued to such redemption date, for
                                all the Certificated Notes or portions
                                thereof and which are to be repaid on
                                such redemption date.  Such Trustee
                                will use such money to repay such Cer-
                                tificated Notes pursuant to the terms
                                set forth in such Notes.

Payments of Principal           Trustee Notice to Company of Option
and Interest Upon               To Be Repaid.  Upon receipt of notice
Exercise of Optional            of exercise of the option for
Repayment (Except               repayment and the Global Securities
Pursuant to Company's           representing the Certificated Notes
Exercise of Optional            so to be repaid as set forth in such
Reset or Optional               Notes, the Trustee shall (unless such
Extension):                     notice was received pursuant to the
                                Company's exercise of an optional
                                reset or an optional extension of
                                maturity, in each of which cases the
                                relevant procedures set forth above
                                are to be followed) give notice to the
                                Company not less than 20 days prior to
                                each Optional Repayment Date of such
                                Optional Repayment Date and of the
                                principal amount of Certificated Notes
                                to be repaid on such Optional Repay-
                                ment Date.

                                Deposit of Repayment Price.  On or
                                prior to any Optional Repayment Date,
                                the Company shall deposit with such
                                Trustee an amount of money sufficient
                                to pay the optional repayment price,
                                and accrued interest thereon to such
                                date, of all the Certificated Notes or
                                portions thereof which are to be
                                repaid on such date.  Such Trustee
                                will use such money to repay such Cer-
                                tificated Notes pursuant to the terms
                                set forth in such Notes.

Procedure for Rate              The Company will discuss with each
Setting and Posting:            Agent from time to time the aggregate
                                principal amount of, the issuance
                                price of, and the interest rates to be
                                borne by, Notes that may be sold as a
                                result of the solicitation of orders
                                by such Agent.  If the Company decides
                                to set prices of, and rates borne by,
                                any Notes in respect of which Agents
                                are to solicit orders (the setting of
                                such prices and rates to be referred
                                to herein as "posting") or if the Com-
                                pany decides to change prices or rates
                                previously posted by it, it will
                                promptly advise each Agent of the
                                prices and rates to be posted.

Acceptance and                  Unless otherwise instructed by the
Rejection of Orders:            Company, each Agent will advise the
                                Company promptly by telephone of all
                                orders to purchase Certificated Notes
                                received by such Agent, other than
                                those rejected by it in whole or in
                                part in the reasonable exercise of its
                                discretion.  Unless otherwise agreed
                                by the Company and each Agent, the
                                Company has the sole right to accept
                                orders to purchase Certificated Notes
                                and may reject any such orders in
                                whole or in part.  Before accepting
                                any order to purchase a Certificated
                                Note to be settled in less than three
                                Business Days, the Company shall ver-
                                ify that the Trustee will have ade-
                                quate time to prepare and authenticate
                                such Note.

Preparation of                  If any order to purchase a Certifi-
Pricing Supplement:             cated Note is accepted by or on behalf
                                of the Company, the Company will pre-
                                pare a pricing supplement (a "Pricing
                                Supplement") reflecting the interest
                                rates and other terms of such Certi-
                                fied Note and will arrange to have the
                                Pricing Supplement filed with the Commis-sion in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which pre-sented the order (the "Presenting
                                Agent").  The Presenting Agent will
                                cause a Prospectus and Pricing Supple-
                                ment to be delivered to the purchaser
                                of such Certificated Note.

                                In each instance that a Pricing Sup-
                                plement is prepared, the Presenting
                                Agent will affix the Pricing Supple-
                                ment to Prospectuses prior to their
                                use.  Outdated Pricing Supplements
                                (other than those retained for files)
                                will be destroyed.

Suspension of Solici-           The Company reserves the right, in
tation; Amendment or            its sole discretion, to instruct each
Supplement:                     Agent to suspend at any time for any
                                period of time or permanently, the
                                solicitation of orders to purchase
                                Certificated Notes.  Upon receipt of
                                such instructions, all such Agents
                                will forthwith suspend solicitation
                                until such time as the Company has
                                advised them that such solicitation
                                may be resumed.

                                In the event that at the time the Com-
                                pany suspends solicitation of pur-
                                chases there shall be any orders out-
                                standing for settlement, the Company
                                will promptly advise each Agent and
                                the Trustee whether such orders may be
                                settled and whether copies of the Pro-
                                spectus as in effect at the time of
                                the suspension, together with the
                                appropriate Pricing Supplement, may be
                                delivered in connection with the
                                settlement of such orders.  The Com-
                                pany will have the sole responsibility
                                for such decision and for any arrange-
                                ments that may be made in the event
                                that the Company determines that such
                                orders may not be settled or that cop-
                                ies of such Prospectus may not be so
                                delivered.

                                If the Company decides to amend or
                                supplement the Registration Statement
                                or the Prospectus, it will promptly
                                advise the Agents and furnish the
                                Agents with the proposed amendment or
                                supplement and with such certificates
                                and opinions as are required, all to
                                the extent required by and in accor-
                                dance with the terms of the Distribu-
                                tion Agreement.  Subject to the provi-
                                sions of the Distribution Agreement,
                                the Company may file with the Commis-
                                sion any supplement to the Prospectus
                                relating to the Notes.  The Company
                                will provide each Agent and the Trus-
                                tee with copies of any such supple-
                                ment, and confirm to each Agent that
                                such supplement has been filed with
                                the Commission pursuant to the appli-
                                cable paragraph of Rule 424(b).

Procedure for Rate              When the Company has determined to
Changes:                        change the interest rates of Certifi-
                                cated Notes being offered, it will
                                promptly advise each Agent and each
                                Agent will forthwith suspend solicita-
                                tion of orders.  Agents will telephone
                                the Company with recommendations as to
                                the changed interest rates.  At such
                                time as the Company has advised each
                                Agent of the new interest rates,
                                Agents may resume solicitation of
                                orders.  Until such time only "indica-
                                tions of interest" may be recorded.

Delivery of Prospectus:         A copy of the Prospectus and a Pricing
                                Supplement relating to a Certificated
                                Note must accompany or precede the
                                earliest of any written offer of such
                                Certificated Note, confirmation of the
                                purchase of such Certificated Note and
                                payment for such Certificated Note by
                                its purchaser.  If notice of a change
                                in the terms of the Certificated Notes
                                is received by the Agents between the
                                time an order for a Certificated Note
                                is placed and the time written confir-
                                mation thereof is sent by the Present-
                                ing Agent to a customer or his agent,
                                such confirmation shall be accompanied
                                by a Prospectus and Pricing Supplement
                                setting forth the terms in effect when
                                the order was placed.  Subject to
                                "Suspension of Solicitation; Amendment
                                or Supplement" above, the Presenting
                                Agent will deliver a Prospectus and
                                Pricing Supplement as herein described
                                with respect to each Certificated Note
                                sold by it.  The Company will make
                                such delivery if such Certificated
                                Note is sold directly by the Company
                                to a purchaser (other than any Agent).

Confirmation:                   For each order to purchase a Certifi-
                                cated Note solicited by any Agent and
                                accepted by or on behalf of the Com-
                                pany, the Presenting Agent will issue
                                a confirmation to the purchaser, with
                                a copy to the Company, setting forth
                                the details set forth above and deliv-
                                ery and payment instructions.

Settlement:                     The receipt by the Company of immedi-
                                ately available funds in exchange for
                                an authenticated Certificated Note
                                delivered to the Presenting Agent and
                                the Presenting Agent's delivery of
                                such Certificated Note against receipt
                                of immediately available funds shall,
                                with respect to such Certificated
                                Note, constitute "settlement".  All
                                orders accepted by the Company will be
                                settled on the third Business Day fol-
                                lowing the date of sale pursuant to
                                the timetable for settlement set forth
                                below, unless the Company and the pur-
                                chaser agree to settlement on another
                                day which shall be no earlier than the
                                next Business Day following the date
                                of sale.

Settlement Procedures:          Settlement Procedures with regard to
                                each Certificated Note sold by the
                                Company through any Agent, as agent,
                                shall be as follows:

                                A.  The Presenting Agent will advise
                                     the Company by telephone of the
                                     following settlement information,
                                     in time for the Trustee to prepare
                                     and authenticate the required
                                     Note:

                                     1.  Name in which such Certifi-
                                          cated Note is to be registered
                                          ("Registered Owner").

                                     2.   Address of the Registered
                                          Owner and address for payment
                                          of principal and interest.

                                     3.  Taxpayer identification number
                                          of the Registered Owner (if
                                          available).

                                     4.  Principal amount.

                                     5.  Maturity Date.

                                     6.  In the case of a Fixed Rate
                                          Certificated Note, the inter-
                                          est rate or, in the case of a
                                          Floating Rate Certificated
                                          Note, the initial interest
                                          rate (if known at such time),
                                          Interest Rate Basis, Index
                                          Maturity, Interest Reset
                                          Period, Interest Reset Dates,
                                          Spread or Spread Multiplier
                                          (if any), Minimum Interest
                                          Rate (if any) and Maximum
                                          Interest Rate (if any).

                                     7.  Interest Payment Dates and the
                                          Interest Payment Period.

                                     8.  Specified Currency and whether
                                          the option to elect payment in
                                          a Specified Currency applies
                                          and if the Specified Currency
                                          is not U.S. dollars, the
                                          authorized denominations.

                                     9.  Redemption, repayment or
                                          extension provisions, if any.

                                    10.  Settlement date.

                                    11.  Price (including currency).

                                    12.  Presenting Agent's commission,
                                          determined as provided in
                                          Section 2 of the Distribution
                                          Agreement.

                                    13.  Whether such Certificated Note
                                          is issued at an original issue
                                          discount, and, if so, the
                                          total amount of OID, the yield
                                          to maturity and the initial
                                          accrual period OID.

                                    14.  Any other applicable
                                          provisions.

                                B.  The Company will advise the Trus-
                                     tee by telephone (confirmed in
                                     writing at any time on the sale
                                     date) or electronic transmission
                                     of the information set forth in
                                     Settlement Procedure "A" above and
                                     the name of the Presenting Agent.

                                C.  The Company will deliver to the
                                     Trustee a pre-printed four-ply
                                     packet for such Certificated Note,
                                     which packet will contain the fol-
                                     lowing documents in forms that
                                     have been approved by Company, the
                                     Agents and the Trustee:

                                    1.  Certificated Note with cus-
                                          tomer confirmation.

                                    2.  Stub One - For Trustee.

                                    3.  Stub Two - For the Presenting
                                          Agent.

                                    4.  Stub Three - For the Company.

                                D.  The Trustee will complete such
                                     Certificated Note and will authen-
                                     ticate such Certificated Note and
                                     deliver it (with the confirmation)
                                     and Stubs One and Two to the Pre-
                                     senting Agent, all in accordance
                                     with the written directions (or
                                     oral instructions confirmed in
                                     writing on the next Business Day)
                                     of the Company at the following
                                     applicable address:  [insert
                                     address].  The Presenting Agent
                                     will acknowledge receipt of the
                                     Note by stamping or otherwise
                                     marking Stub One and returning it
                                     to the Trustee.  Such delivery
                                     will be made only against such
                                     acknowledgment of receipt.  In the
                                     event that the instructions given
                                     by the Presenting Agent for pay-
                                     ment to the account of the Company
                                     are revoked, the Company will as
                                     promptly as possible wire transfer
                                     to the account of the Presenting
                                     Agent an amount of immediately
                                     available funds equal to the
                                     amount of such payment made.

                                E.  The Presenting Agent will deliver
                                     such Certificated Note (with the
                                     confirmation) to the customer
                                     against payment in immediately
                                     payable funds.  The Presenting
                                     Agent will obtain the acknowledg-
                                     ment of receipt of such Certifi-
                                     cated Note by retaining Stub Two.

                                F.  The Trustee will send Stub Three
                                     to the Company by first-class
                                     mail.

Settlement Procedures           For orders of Certificated Notes
Timetable:                      solicited by any Agent, as agent, and
                                accepted by the Company, Settlement
                                Procedures "A" through "F" set forth
                                above shall be completed on or before
                                the respective times (New York City
                                time) set forth below:

                                Settlement
                                Procedure               Time

                                     A          2:00 P.M.   on the day
                                                           before
                                                           settlement
                                    B-C         3:00 P.M.   on the day
                                                           before
                                                           settlement
                                     D          2:15 P.M.   on settlement
                                                           date
                                     E          3:00 P.M.   on settlement
                                                           date
                                     F          5:00 P.M.   on settlement
                                                           date

Failure To Settle:              If a purchaser fails to accept deliv-
                                ery of and make payment for any Cer-
                                tificated Note, the Presenting Agent
                                will notify the Company and the Trus-
                                tee by telephone and return such Cer-
                                tificated Note to the Trustee.  Upon
                                receipt of such notice, the Company
                                will immediately wire transfer to the
                                account of the Presenting Agent an
                                amount equal to the amount previously
                                credited to the account of Company in
                                respect of such Certificated Note.
                                Such wire transfer will be made on the
                                settlement date, if possible, and in
                                any event not later than the Business
                                Day following the settlement date.  If
                                the failure shall have occurred for
                                any reason other than a default by the
                                Presenting Agent in the performance of
                                its obligations hereunder and under
                                the Distribution Agreement, then the
                                Company will reimburse the Presenting
                                Agent or the Trustee, as appropriate,
                                on an equitable basis for its loss of
                                the use of the funds during the period
                                when they were credited to the account
                                of the Company.  Immediately upon
                                receipt of the Certificated Note in
                                respect of which such failure
                                occurred, the Trustee will cancel such
                                Certificated Note in accordance with
                                the Indenture and so advise the Com-
                                pany and the Trustee will make appro-
                                priate entries in its records.

Trustee Not To                  Nothing herein shall be deemed to
Risk Funds:                     require the Trustee to risk or expend
                                its own funds in connection with any
                                payment to the Company, the Agents or
                                the purchaser, it being understood by
                                all parties that payments made by the
                                Trustee to the Company, the Agents or
                                the purchaser shall be made only to
                                the extent that funds are provided to
                                the Trustee for such purpose.

Authenticity of                 The Company will cause the Trustee to
Signatures:                     furnish the Agents from time to time
                                with the specimen signatures of each
                                of the Trustee's officers, employees
                                or agents who has been authorized by
                                the Trustee to authenticate Certifi-
                                cated Notes, but no Agent will have
                                any obligation or liability to the
                                Company or the Trustee in respect of
                                the authenticity of the signature of
                                any officer, employee or agent of the
                                Company or the Trustee on any Certifi-
                                cated Note.

Payment of Expenses:            Each Agent shall forward to the Com-
                                pany, on a monthly basis, a statement
                                of the out-of-pocket expenses incurred
                                by such Agent during that month that
                                are reimbursable to it pursuant to the
                                terms of the Distribution Agreement.
                                The Company will remit payment to each
                                Agent currently on a monthly basis.

Advertising Costs:              The Company will determine with the
                                Agents the amount of advertising that
                                may be appropriate in soliciting
                                orders to purchase the Certificated
                                Notes.  Advertising expenses will be
                                paid by the Company.

Periodic Statements             Periodically, the Trustee will send
from the Trustee:               to the Company a statement setting
                                forth the principal amount of Certifi-
                                cated Notes Outstanding as of that
                                date and setting forth a brief
                                description of any sales of Certifi-
                                cated Notes of which the Company has
                                advised the Trustee but which have not
                                yet been settled.

                                                                  EXHIBIT B


                      General Signal Corporation

                           U.S. $300,000,000

                 Medium-Term Senior Notes, Series A
             Medium-Term Subordinated Notes, Series A

                    Due Not Less Than Nine Months
                           from Date of Issue

                            TERMS AGREEMENT


                                                                     , 199


Attention:

            Subject in all respects to the terms and conditions of the Distribution Agreement (the "Agreement") dated
April 30, 1996, between General Signal Corporation (the "Com-pany") and you, you agree to purchase the Notes described below of General Signal Corporation.

            All the provisions contained in the Distribution Agreement are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agree-ment to the same extent as if such provisions had been set forth in full herein. Terms defined in the Distribution Agree-ment are used herein as therein defined.

[Include the following, as appropriate]

[Add additional terms as may be needed to identify Notes.]

[Specified Currency]:

Title:

Maturity:

Aggregate Principal Amount:                     $

Interest Rate:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:                           % of Principal Amount

Purchase Price:                                   % of Principal Amount
                                                [plus accrued interest
                                                from            , 199 ]

Purchase Date and Time:

Place for Delivery of Notes and
Payment Therefor:

Method of Payment:

Modification, if any, in the
requirements to deliver the docu-
ments specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant to
Section 4(n) of the Agreement:


                                                [Purchaser]


                                                By:____________________


Accepted:

GENERAL SIGNAL CORPORATION

By: _______________________
    Title: